                                                     1933 Act File No. 33-58846
                                                     1940 Act File No. 811-7538



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                           Pre-Effective Amendment No.                      [ ]

                         Post-Effective Amendment No. 36                    [X]

                                     and/or

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT         [X]
                                     OF 1940

                                Amendment No. 36                            [X]


                          LORD ABBETT SECURITIES TRUST
                          ----------------------------
                Exact Name of Registrant as Specified in Charter

              90 Hudson Street, Jersey City, New Jersey 07302-3973
                      Address of Principal Executive Office

                  Registrant's Telephone Number (201) 395-2000

                           Christina T. Simmons, Esq.
                  Vice President and Assistant General Counsel
                               Lord, Abbett & Co.
              90 Hudson Street, Jersey City, New Jersey 07302-3973
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  on March 1, 2002 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on date pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LORD ABBETT                                                   [LORD ABBETT LOGO]

LORD ABBETT
    ALL VALUE FUND
    INTERNATIONAL FUND
    WORLD BOND-DEBENTURE FUND
    ALPHA FUND


                                                                        March 1,
                                                                         2002
PROSPECTUS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class P shares of the International Fund are currently offered by this prospectus. Class P shares of the All Value Fund, Alpha Fund, and World Bond-Debenture Fund are neither offered to the general public nor available in all states.

Please call 800-821-5129 for further information.

                               TABLE OF CONTENTS

                                 TheFUNDS                                   Page
      Information about the goal,       ALL VALUE FUND                       2
  principal strategy, main risks,       INTERNATIONAL FUND                   5
            performance, and fees       WORLD BOND-DEBENTURE FUND            8
                     and expenses       ALPHA FUND                          11
                                        ADDITIONAL INVESTMENT INFORMATION   15
                                        MANAGEMENT                          17


                                YourINVESTMENT

         Information for managing       PURCHASES                           19
                your Fund account       SALES COMPENSATION                  23
                                        OPENING YOUR ACCOUNT                24
                                        REDEMPTIONS                         24
                                        DISTRIBUTIONS AND TAXES             25
                                        SERVICES FOR FUND INVESTORS         26


                           FinancialINFORMATION

             Financial highlights       ALL VALUE FUND                      27
                                        INTERNATIONAL FUND                  28
                                        WORLD BOND-DEBENTURE FUND           30
                                        ALPHA FUND                          32


                          AdditionalINFORMATION

How to learn more about the Funds       BACK COVER
      and other Lord Abbett Funds

                                                                  ALL VALUE FUND
                                   THE FUNDS

GOAL
     The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

PRINCIPAL STRATEGY
     To pursue this goal, the Fund primarily purchases equity securities of U.S. and multinational companies that we believe are undervalued in all market capitalization ranges. The Fund may invest in equity securities such as common stocks, convertible bonds, convertible preferred stocks, and warrants. Under normal circumstances, the Fund will invest at least 65% of its net assets in equity securities of large, seasoned companies with market capitalizations of at least $5 billion at the time of purchase. This market capitalization threshold may vary in response to changes in the markets. The Fund may invest in mid-sized and small company securities when we believe that such investments would be appropriate for the Fund.

     In selecting investments, the Fund attempts to invest in securities selling at reasonable prices in relation to our assessment of their potential value. While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company value stocks may limit the Fund's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than mid-sized or small company stocks. Although smaller companies may present greater risks than larger companies as outlined below, they also may present higher potential for attractive long-term returns.

     We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of our expectations.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Investments in mid-sized or small-company stocks generally involve greater risks than investments in large-company stocks. Mid-sized or small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. Mid-sized or small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in mid-sized or small-company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND OR THE ALL VALUE FUND refers to Lord Abbett All Value Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than smaller companies.

SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

SMALL-COMPANY STOCKS are stocks of small companies which often are new and less established, with a tendency to be faster-growing but more volatile than large-company stocks.

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.



2  The Funds

                                        ALL VALUE FUND  Symbols: Class A - LDFVX
                                                                 Class B - GILBX
                                                                 Class C - GILAX
                                                                 Class P - LAVPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class C shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class C shares. If the sales charges were reflected, returns would be less.

================================================================================
BAR CHART (PER CALENDAR YEAR) -- 2ND -- CLASS C SHARES
--------------------------------------------------------------------------------

[BAR CHART]


95        32.3%
96        18.3%
97        26.6%
98        14.6%
99        19.6%
00         8.5%
01        -4.7%

BEST QUARTER   4th Q '98  +18.4%               WORST QUARTER   3rd Q '98  -11.3%
================================================================================


     The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class C shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class A, Class B and Class P shares are not shown in the table and will vary from those shown for Class C shares.


==================================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------

SHARE CLASS                                          1 YEAR        5 YEARS         LIFE OF FUND(1)
Class A shares                                         -9.73%        11.85%             14.29%
--------------------------------------------------------------------------------------------------
Class B shares                                         -9.14%         --  %             10.72%
--------------------------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------------------------
  Return Before Taxes                                  -5.61%        12.40%             13.98%
--------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                  -7.34%        10.47%             12.37%
--------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and
--------------------------------------------------------------------------------------------------
  Sale of Fund Shares                                  -1.82%         9.71%             11.32%
--------------------------------------------------------------------------------------------------
Class P shares                                           --            --               -1.85%
--------------------------------------------------------------------------------------------------
S&P 500/Barra Value Index(2)                          -11.71%         9.49%             11.98%(3)
  (reflects no deduction for fees, expenses or taxes)                                    7.66%(4)
                                                                                        12.76%(5)
                                                                                        -2.29%(6)
--------------------------------------------------------------------------------------------------
Russell 3000 Value Index(2)                            -4.33%        11.02%             13.49%(3)
  (reflects no deduction for fees, expenses or taxes)                                    9.25%(4)
                                                                                        13.51%(5)
                                                                                         0.10%(6)
--------------------------------------------------------------------------------------------------


(1) The date each class was first offered to the public is: A - 7/15/96; B - 6/5/97; C - 1/3/94; and P - 8/15/01.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 7/31/96 - 12/31/01, to correspond with Class A period shown.
(4) Represents total return for the period 5/31/97 - 12/31/01, to correspond with Class B period shown.
(5) Represents total return for the period 12/31/93 - 12/31/01, to correspond with Class C period shown.
(6) Represents total return for the period 8/31/01 - 12/31/01, to correspond with Class P period shown.



                                                                    The Funds  3

                                                                  ALL VALUE FUND
FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


==================================================================================================================
FEE TABLE
------------------------------------------------------------------------------------------------------------------
                                                                    CLASS A     CLASS B(1)   CLASS C    CLASS P

SHAREHOLDER FEES (Fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
------------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                           5.75%        none        none         none
------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(2)                   none(3)     5.00%       1.00%(4)      none
------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
------------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                   0.72%       0.72%       0.72%        0.72%
------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)                             0.39%       1.00%       1.00%        0.45%
------------------------------------------------------------------------------------------------------------------
Other Expenses                                                       0.32%       0.32%       0.32%        0.32%
------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                             1.43%       2.04%       2.04%(6)     1.49%(6)
------------------------------------------------------------------------------------------------------------------


(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6) The annual operating expenses have been restated from fiscal year amounts to reflect an estimate of current fees.

================================================================================
EXAMPLE
-------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS             1 YEAR          3 YEARS          5 YEARS        10 YEARS
Class A shares           $712          $1,001           $1,312           $2,190
--------------------------------------------------------------------------------
Class B shares           $707          $  940           $1,248           $2,212
--------------------------------------------------------------------------------
Class C shares           $307          $  640           $1,098           $2,369
--------------------------------------------------------------------------------
Class P shares           $152          $  471           $  813           $1,779
--------------------------------------------------------------------------------
You would have paid the following expenses if you did not redeem your shares:

Class A shares           $712          $1,001           $1,312           $2,190
--------------------------------------------------------------------------------
Class B shares           $207          $  640           $1,098           $2,212
--------------------------------------------------------------------------------
Class C shares           $207          $  640           $1,098           $2,369
--------------------------------------------------------------------------------
Class P shares           $152          $  471           $  813           $1,779
--------------------------------------------------------------------------------



[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


4  The Funds

                                                              INTERNATIONAL FUND


GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund primarily invests in stocks of companies principally based outside the United States. Under normal circumstances, the Fund will invest at least 80% of its net assets in stocks of companies headquartered in at least three different countries outside the United States. The Fund normally intends to invest at least 65% of its net assets in stocks of small companies, those with market capitalizations of less than $2.5 billion; although, the Fund may also invest in stocks of larger companies. This market capitalization threshold may vary in response to changes in the markets. In selecting investments for the Fund, we look for:

     - developing global trends to identify industries that will produce above-trend sales growth,
     - companies we see as having the best potential for sales and profit growth, and
     -    companies whose shares are attractively valued.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Although some of the companies in which the Fund may invest may exhibit earnings and revenue growth above the market trend, the stocks of these companies may be more volatile and may drop in value if earnings and revenue growth do not meet expectations. In addition, the Fund is subject to the risks of investing in foreign securities and in the securities of small companies.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in the prices of small-company stocks, subjecting them to greater price fluctuations than larger companies.

     Foreign securities are securities that are primarily traded outside the United States. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

     Investing in both small and foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND OR INTERNATIONAL FUND refers to International Series, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

SMALL-COMPANY STOCKS are stocks of small companies which often are new and less established, with a tendency to be faster-growing but more volatile than large-company stocks.



                                                                    The Funds  5

                                    INTERNATIONAL FUND  Symbols: Class A - LAIEX
                                                                 Class B - LINBX
                                                                 Class C - LINCX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

[BAR CHART]

97        19.7%
98        15.5%
99        27.3%
00       -23.6%
01       -31.3%

BEST QUARTER   1st Q '98  +23.7%               WORST QUARTER   4th Q '00  -23.3%
================================================================================


     The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compare to those of two broad-based securities market indices. The Fund intends to replace the Morgan Stanley Capital International European, Australasia and Far East Index with the Salomon Smith Barney Small Cap World ex-US Index, which more closely reflects the market sectors in which the Fund invests.The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C and Class P shares are not shown in the table and will vary from those shown for Class A shares.


=======================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2001
----------------------------------------------------------------------------------------
SHARE CLASS                                      1 YEAR     5 YEARS     LIFE OF FUND(1)
Class A shares
----------------------------------------------------------------------------------------
 Return Before Taxes                             -35.28%      -2.74%      -2.63%
----------------------------------------------------------------------------------------
 Return After Taxes on Distributions             -35.28%      -3.32%      -3.21%
----------------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares                         -21.49%      -2.32%      -2.24%
----------------------------------------------------------------------------------------
Class B shares                                   -35.06%        --        -4.43%
----------------------------------------------------------------------------------------
Class C shares                                   -32.75%        --        -4.17%
----------------------------------------------------------------------------------------
Class P shares                                   -31.15%        --       -12.62%
----------------------------------------------------------------------------------------
Morgan Stanley Capital International             -21.21%       1.17%       1.17%(3)

European, Australasia and Far East                                         0.10%(4)

Index ("MSCI EAFE Index")(2)                                              -4.17%(5)
(reflects no deduction for fees, expenses or taxes)
----------------------------------------------------------------------------------------
Salomon Smith Barney Small Cap                   -13.59%      -1.96%      -1.96%(3)
World ex-US Index(4)                                                      -2.50%(4)
                                                                           0.36%(5)
(reflects no deduction for fees, expenses or taxes)
----------------------------------------------------------------------------------------


(1) The date each class was first offered to the public is : A - 12/13/96; B - 6/2/97; C - 6/2/97 and P - 3/9/99.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 12/31/96 - 12/31/01, to correspond with Class A period shown.
(4) Represents total return for the period 5/31/97 - 12/31/01, to correspond with Class B and Class C period shown.
(5) Represents total return for the period 2/28/99 - 12/31/01, to correspond with Class P period shown.



6  The Funds

                                                              INTERNATIONAL FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

===========================================================================================================================
FEE TABLE
                                                                 CLASS A         CLASS B(1)      CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
---------------------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                        5.75%            none            none          none
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(2)                none(3)         5.00%            1.00%(4)      none
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
---------------------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                0.75%           0.75%            0.75%          0.75%
---------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)                          0.39%           1.00%            1.00%          0.45%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                    0.85%           0.85%            0.85%          0.85%
---------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                          1.99%(6)        2.60%            2.60%(6)       2.05%
---------------------------------------------------------------------------------------------------------------------------

(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6) The annual operating expenses have been restated from fiscal year amounts to reflect an estimate of current fees.

================================================================================
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS                1 YEAR         3 YEARS         5 YEARS       10 YEARS
Class A shares              $765         $1,164          $1,586          $2,759
--------------------------------------------------------------------------------
Class B shares              $763         $1,108          $1,580          $2,786
--------------------------------------------------------------------------------
Class C shares              $363         $  808          $1,380          $2,934
--------------------------------------------------------------------------------
Class P shares              $208         $  643          $1,103          $2,379
--------------------------------------------------------------------------------
You would have paid the following expenses if you did not redeem your shares:
Class A shares              $765         $1,164          $1,586          $2,759
--------------------------------------------------------------------------------
Class B shares              $263         $  808          $1,380          $2,786
--------------------------------------------------------------------------------
Class C shares              $263         $  808          $1,380          $2,934
--------------------------------------------------------------------------------
Class P shares              $208         $  643          $1,103          $2,379
--------------------------------------------------------------------------------


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


                                                                    The Funds  7

                                                       WORLD BOND-DEBENTURE FUND

GOAL
     The Fund's investment objective is high current income and the opportunity for capital appreciation.

PRINCIPAL STRATEGY
     To pursue its goal, the Fund primarily purchases debt securities of U.S. and foreign issuers. The Fund may invest up to 100% of its net assets in foreign securities that are primarily traded outside the United States without limiting itself to any particular country. Normally, however, the Fund invests in at least three countries.

     Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings, for investment purposes in fixed income securities of various types. The Fund will provide shareholders with at least 60 days notice of any change in this 80% policy. These securities may include: high-yield debt securities; investment grade corporate, government and other fixed income securities; equity-related debt securities such as convertibles and debt securities with warrants;
     and emerging market debt securities.

     In selecting investments for the Fund, we look for unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or warrants to purchase common stocks. We choose debt securities taking into account economic, political and market factors.
     In addition, we emphasize fundamental research to determine asset allocation strategies among debt securities.

     The Fund normally:

     - will keep at least 20% of its assets in investment-grade debt securities, U.S. Government securities, or cash equivalents; and

     - may invest up to 20% of its assets in equity or equity-related securities, although this limit may be exceeded to avoid a loss upon a conversion of a convertible debt security.

     In order to hedge against the risk of loss from changes in currency exchange rates, the Fund may engage in various types of foreign currency transactions.

MAIN RISKS
     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price. High-yield securities or junk bonds are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, including when interest rates are falling.

     There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

     Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries. Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     With respect to foreign currency transactions in which the Fund may engage, there is no guarantee that these hedging activities will be successful. They may lower the Fund's return or result in significant losses.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.


[SIDENOTE]

WE OR THE FUND OR THE WORLD BOND-DEBENTURE FUND refers to World Bond-Debenture Series, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

HIGH-YIELD DEBT SECURITIES (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment-grade debt securities. High-yield securities have a higher risk of default than investment-grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

INVESTMENT-GRADE DEBT SECURITIES are debt securities which are rated in one of the four highest grades assigned by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Investors Service, or are unrated but determined by Lord Abbett to be equivalent in quality.

THE FUND IS A NON-DIVERSIFIED FUND. Non-diversified funds may invest a greater portion of their assets in, and own a greater amount of the voting securities of, a single company than a diversified fund. As a result, the value of a non-diversified fund's investments may be more affected by a single adverse economic, political or regulatory event than the investments of a diversified fund would be.



8 The Funds

                            WORLD BOND-DEBENTURE FUND   Symbols: Class A - WBDAX
                                                                 Class B - WBDBX
                                                                 Class C - WBDCX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
BAR CHART (PER CALENDAR YEAR) -- 2ND -- CLASS A SHARES
--------------------------------------------------------------------------------

[BAR CHART]

99        5.4%
00       -1.9%
01        3.3%

BEST QUARTER   4th Q '99  +6.4%                 WORST QUARTER   3rd Q '01  -3.2%
================================================================================

The table below shows how the average annual total returns of the Fund's
Class A, B and C shares compare to those of three broad-based securities market indices that together reflect the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C and Class P shares are not shown in the table and will vary from those shown for Class A shares.


=========================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2001
-----------------------------------------------------------------------------------------
SHARE CLASS                                            1 YEAR             LIFE OF FUND(1)
Class A shares
-----------------------------------------------------------------------------------------
  Return Before Taxes                                    -1.62%                 0.66%
-----------------------------------------------------------------------------------------
  Returns After Taxes on Distributions                   -5.18%                -3.05%
-----------------------------------------------------------------------------------------
  Returns After Taxes on Distributions and Sale of       -1.01%                -1.30%
-----------------------------------------------------------------------------------------
  Fund Shares
-----------------------------------------------------------------------------------------
Class B shares                                           -2.17%                 0.74%
-----------------------------------------------------------------------------------------
Class C shares                                            1.72%                 1.29%
-----------------------------------------------------------------------------------------
JP Morgan Emerging Market Index(2)
  (reflects no deduction for fees, expenses or taxes)    -0.79%                 4.44%(3)
-----------------------------------------------------------------------------------------
JP Morgan Global Gov't Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)    -0.80%                 2.58%(3)
-----------------------------------------------------------------------------------------
Merrill Lynch High Yield Master Index(2)
  (reflects no deduction for fees, expenses or taxes)     6.20%                 1.22%(3)
-----------------------------------------------------------------------------------------


(1)  The date all classes were first offered to the public is: 3/18/98.
(2) The performance of the indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 3/31/98 - 12/31/01, to correspond with the Class A, B, and C periods shown.



                                                                    The Funds  9

                                                       WORLD BOND-DEBENTURE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

==================================================================================================
FEE TABLE
--------------------------------------------------------------------------------------------------
                                                   CLASS A     CLASS B(1)  CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
--------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------------------------
(as a % of offering price)                          4.75%        none        none         none
--------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(2)   none(3)    5.00%       1.00%(4)      none
--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------------------------
Management Fees (See "Management")                  0.75%       0.75%       0.75%        0.75%
--------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)            0.39%       1.00%       1.00%        0.45%
--------------------------------------------------------------------------------------------------
Other Expenses                                       .88%        .88%        .88%         .88%
--------------------------------------------------------------------------------------------------
Total Operating Expenses                            2.02%(6)    2.63%       2.63%(6)     2.08%
--------------------------------------------------------------------------------------------------


(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6) The annual operating expenses have been restated from fiscal year amounts to reflect an estimate of current fees.


================================================================================
Example
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                   1 YEAR       3 YEARS        5 YEARS      10 YEARS
Class A shares                $670         $1,078        $1,511         $2,712
--------------------------------------------------------------------------------
Class B shares                $766         $1,117        $1,595         $2,816
--------------------------------------------------------------------------------
Class C shares                $366         $  817        $1,395         $2,964
--------------------------------------------------------------------------------
Class P shares                $211         $  652        $1,119         $2,410
--------------------------------------------------------------------------------

You would have paid the following expenses if you did not redeem your shares:

Class A shares                $670         $1,078        $1,511         $2,712
--------------------------------------------------------------------------------
Class B shares                $266         $  817        $1,395         $2,816
--------------------------------------------------------------------------------
Class C shares                $266         $  817        $1,395         $2,964
--------------------------------------------------------------------------------
Class P shares                $211         $  652        $1,119         $2,410
--------------------------------------------------------------------------------


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

LORD ABBETT IS CURRENTLY WAIVING THE MANAGEMENT FEES AND SUBSIDIZING A PORTION OF THE OTHER EXPENSES OF THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING A PORTION OF THE OTHER EXPENSES AT ANY TIME. THE TOTAL OPERATING EXPENSE RATIO WITH THE FEE WAIVER AND THE PARTIAL EXPENSE SUBSIDY IS 0.97% FOR CLASS A, 1.59% FOR CLASS B, 1.49% FOR CLASS C, AND 1.04% FOR CLASS P.



10  The Funds

                                                    ALPHA FUND
GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     This Fund is a "fund of funds" - meaning it invests in other mutual funds rather than directly in portfolio securities like stocks, bonds and money market instruments. To pursue its goal, the Fund uses an asset allocation investment process by investing in three underlying funds managed by Lord Abbett. The underlying funds focus on small companies and international companies. The Fund allocates its assets among the underlying funds by attempting to achieve a balance, over time, between foreign and domestic securities similar to that of the unmanaged Salomon Brothers Extended Market Index. This Fund is intended for investors who are seeking exposure to the stocks of small U.S. and foreign companies managed in both growth and value styles.

     As of the date of this prospectus, the Fund invested the following approximate percentages in the underlying funds: 40% in the International Fund, 30% in the Small-Cap Value Fund and 30% in the Developing Growth Fund. We decide how much to invest in the underlying funds at any particular time. These amounts may change at any time without shareholder approval.

MAIN RISKS

     The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

     Consequently, the Fund is subject to the particular risks of the underlying funds in the proportion in which the Fund invests in them. The underlying funds are subject to the general risks and considerations associated with equity investing. Their values will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the underlying fund invests. If an underlying fund's assessment of market conditions or companies held in the fund is wrong, the fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Each underlying fund is subject to the risks of investing in the securities of small companies and in foreign securities. The risks presented by the investment practices of the Small-Cap Value Fund and the Developing Growth Fund are discussed in the "Alpha Fund Underlying Funds" section immediately below. The previous section of this prospectus titled "International Fund" discusses the risks of investing in that underlying fund.

     You may invest in the underlying funds directly. By investing in the Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund offers a greater level of diversification than many other types of mutual funds, it is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.


[SIDENOTE]

WE OR THE FUND OR ALPHA FUND refers to the Alpha Series, a portfolio or series of the Trust.

UNDERLYING FUNDS in which the Fund invests are:

- LORD ABBETT DEVELOPING GROWTH FUND, INC. ("Developing Growth Fund")

- LORD ABBETT SECURITIES TRUST - INTERNATIONAL SERIES ("International Fund") and

- LORD ABBETT RESEARCH FUND, INC. - SMALL-CAP VALUE SERIES ("Small-Cap Value Fund")

FUND'S VOLATILITY AND BALANCE. The Fund's long-term volatility is expected to approximate that of the unmanaged Salomon Brothers Extended Market Index. Over time, the Fund intends to approximate the index's balance between foreign and domestic securities by varying its investments in the underlying funds, subject to the Fund's cash flow and desire to avoid excessive capital gains distributions. Past performance and volatility of the index do not indicate future results for the index or the Fund. The Fund may not achieve this level of volatility or balance, or other objective.



                                                                   The Funds  11

                                                                      ALPHA FUND

ABOUT THE ALPHA FUND'S UNDERLYING FUNDS

     The Alpha Fund invests in three Lord Abbett underlying funds: the International Fund, the Small-Cap Value Fund and the Developing Growth Fund. The following is a brief description of the investment objectives and practices of the Small-Cap Value Fund and the Developing Growth Fund. No offer is made in this prospectus of either of these two funds. A full description of the investment objectives and practices of the International Fund may be found in this prospectus under the previous section titled "International Fund."

     The Small-Cap Value Fund's investment objective is long-term capital appreciation. Under normal circumstances, this fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations of less than $2 billion at the time of purchase. This market capitalization threshold may vary in response to changes in the markets. The Small-Cap Value Fund invests in securities that we believe are selling at reasonable prices in relation to value.

     The Developing Growth Fund's investment objective is long-term capital appreciation. The fund primarily invests in the common stocks of companies with above-average, long-term growth potential. Normally, at least 65% of its net assets are invested in the equity securities of small companies in their developing growth stage.

     Both the Small-Cap Value Fund and the Developing Growth Fund use extensive fundamental analysis in an attempt to identify outstanding companies for investment.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in the prices of small-company stocks, subjecting them to greater price fluctuations than larger companies.

     Each of the Small-Cap Value Fund and the Developing Growth Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in the Fund.



12  The Funds

                                            ALPHA FUND  Symbols: Class A - ALFAX
                                                                 Class B - ALFBX
                                                                 Class C - ALFCX


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
BAR CHART (PER CALENDAR YEAR) -- 2ND -- CLASS A SHARES
--------------------------------------------------------------------------------

[BAR CHART]

99       24.8%
00       -5.7%
01      -11.5%

BEST QUARTER   4th Q '99  +18.2%               WORST QUARTER   3rd Q '01  -18.6%
================================================================================

     The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of two broad-based securities market indices. The Fund believes that the Salomon Smith Barney World SmallCap Index more closely reflects the market sectors in which the Fund invests and may decide to replace the Salomon Brothers Extended Market Index with this index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C and Class P shares are not shown in the table and will vary from those shown for Class A shares.


===========================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2001
-------------------------------------------------------------------------------------------
SHARE CLASS                                                   1 YEAR        LIFE OF FUND(1)
Class A shares
-------------------------------------------------------------------------------------------
  Return Before Taxes                                         -16.65%          -2.40%
-------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                         -17.37%          -3.12%
-------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares  -9.49%          -2.09%
-------------------------------------------------------------------------------------------
Class B shares                                                -16.37%          -2.22%
-------------------------------------------------------------------------------------------
Class C shares                                                -13.03%          -1.54%
-------------------------------------------------------------------------------------------
Salomon Brother Extended Market Index(2)
 (reflects no deduction for fees, expenses or taxes)          -11.30%          -0.22%(3)
-------------------------------------------------------------------------------------------
Salomon Smith Barney World Small Cap Index
 (reflects no deduction for fees, expenses or taxes)           -5.18%           1.09%
-------------------------------------------------------------------------------------------


(1)  The date all classes were first offered to the public is 3/18/98.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 3/31/98 - 12/31/01, to correspond with the Class A, B, and C periods shown.



                                                                   The Funds  13

                                                                      ALPHA FUND


FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

===================================================================================================
FEE TABLE
---------------------------------------------------------------------------------------------------
                                                      CLASS A     CLASS B(1)   CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
---------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
---------------------------------------------------------------------------------------------------
(as a % of offering price)                              5.75%        none        none        none
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(2)       none(3)    5.00%       1.00%(4)     none
---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
---------------------------------------------------------------------------------------------------
Management Fees (See "Management")                      0.50%       0.50%       0.50%        0.50%
---------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)                0.39%       1.00%       1.00%        0.45%
---------------------------------------------------------------------------------------------------
Other Expenses                                          0.48%       0.48%       0.48%        0.48%
---------------------------------------------------------------------------------------------------
Total Operating Expenses                                1.37%(6)    1.98%       1.98%        1.43%
---------------------------------------------------------------------------------------------------


(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6) The annual operating expenses (excluding waiver and expense reductions) have been restated from fiscal year amounts to reflect an estimate of current fees.

     While each Class of shares of the Alpha Fund is expected to operate with the direct total operating expenses shown under the "Fee Table" above, shareholders in the Alpha Fund bear indirectly the Class Y share expenses of the underlying funds in which the Alpha Fund invests. The following chart provides the expense ratio for each of the underlying funds' Class Y shares, as well as the approximate percentage of the Alpha Fund's net assets invested in each underlying fund on October 31, 2001:


                                        UNDERLYING FUNDS'      % OF ALPHA FUND
                                         EXPENSE RATIOS           NET ASSETS
Developing Growth Fund                        .82%                    30%
--------------------------------------------------------------------------------
Small-Cap Value Fund                         1.06%                    30%
--------------------------------------------------------------------------------
International Fund                           1.60%                    40%
--------------------------------------------------------------------------------
                                                                     100%
                                                               -----------------


     Based on these figures, the weighted average Class Y share expense ratio for the underlying funds in which Alpha Fund invests is 1.20% (the "underlying expense ratio"). This figure is only an approximation of the Alpha Fund's underlying expense ratio, since the amount of assets invested in each of the underlying funds changes daily.

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                  1 YEAR       3 YEARS       5 YEARS        10 YEARS
Class A shares                $820         $1,329        $1,862         $3,313
--------------------------------------------------------------------------------
Class B shares                $821         $1,280        $1,864         $3,345
--------------------------------------------------------------------------------
Class C shares                $421         $  980        $1,664         $3,485
--------------------------------------------------------------------------------
Class P shares                $266         $  817        $1,395         $2,964
--------------------------------------------------------------------------------

You would have paid the following expenses if you did not redeem your shares:

Class A shares                $820         $1,329        $1,862         $3,313
--------------------------------------------------------------------------------
Class B shares                $321         $  980        $1,664         $3,345
--------------------------------------------------------------------------------
Class C shares                $321         $  980        $1,664         $3,485
--------------------------------------------------------------------------------
Class P shares                $266         $  817        $1,395         $2,964
--------------------------------------------------------------------------------


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management. LORD ABBETT IS CURRENTLY WAIVING ITS MANAGEMENT FEES FOR THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AT ANY TIME. TOTAL OPERATING EXPENSES LESS THE MANAGEMENT FEE WAIVER AND EXPENSES ASSUMED BY UNDERLYING FUNDS (SEE BELOW) ARE 0.39% (CLASS A SHARES), 1.00% (CLASS B AND CLASS C SHARES), AND 0.45% (CLASS P SHARES).

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear certain of the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.


14  The Funds

ADDITIONAL INVESTMENT INFORMATION

     This section describes some investment techniques used by each Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     DEPOSITORY RECEIPTS. The Funds may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S; however, for purposes of the Funds' investment policies, ADRs are not treated as foreign securities.

     EMERGING COUNTRIES RISK. Both the International Fund and the World Bond-Debenture Fund may invest in emerging country securities. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

     EQUITY SECURITIES. The All Value Fund, International Fund and the Alpha Fund invest, and the World Bond-Debenture Fund may invest to the extent consistent with its investment policies, in equity securities. Equity securities include common stocks, preferred stocks, convertible securities, depository receipts, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition and on market and economic conditions.

     FOREIGN CURRENCY TRANSACTIONS. The International Fund and the World Bond-Debenture Fund may, but are not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. These Funds may employ a variety of investments and techniques including spot and forward foreign exchange transactions, currency swaps, listed or OTC options on currencies, and currency futures and options on currency futures.

     There is no guarantee that these hedging activities will be successful, and they may result in losses. Although the Funds may use foreign exchange transactions to hedge against adverse currency movements, foreign exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Funds' hedging strategies will be ineffective. To the extent that the Funds hedge against



                                                                   The Funds  15
     anticipated currency movements which do not occur, the Funds may realize losses. foreign exchange transactions may subject the Funds to the risk that the counterparty will be unable to honor its financial obligation to the Funds, and the risk that relatively small market movements may result in large changes in the value of a foreign exchange instrument. If the Funds cross-hedge, the Funds will face the risk that the foreign exchange instrument purchased will not correlate as expected with the position being hedged.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over the counter market ("OTC"). A Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

     LISTED OPTIONS ON SECURITIES. The Funds may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of shares at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds may write covered call options with respect to securities in their portfolios in an attempt to increase its income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Funds is covered when, among other things, the Funds segregate permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Each Fund will not purchase an option if, as a result of such purchase, more than 5% of its total assets would be invested in premiums for such options. Each Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets, except the International Fund may not exceed 25% of its net assets. Each Fund may only sell (write) covered call options having an aggregate market value of less than 25% of its total assets.

     RISKS OF OPTIONS AND FUTURES. Fund transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Funds' assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     STRUCTURED SECURITIES. The World Bond-Debenture Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be



16  The Funds
     increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by these securities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

MANAGEMENT

     The Funds' investment adviser is Lord, Abbett & Co., which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $42 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly.

     For the fiscal year ended October 31, 2001, the fee paid to Lord Abbett for each Fund was as follows:

     -    for the International Fund the annual rate was .75 of 1%;

     -    for the World Bond-Debenture Fund the annual rate was .75 of 1%; and

     -    for the Alpha Fund, the annual rate was .50 of 1%.

     -    for the All Value Fund the annual rate was calculated as follows:

               .75 of 1% on the first $200 million of average daily net assets,

               .65 of 1% on the next $300 million,

               .50 of 1% of the Fund's assets over $500 million.

     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended October 31, 2001 with respect to the All Value Fund was at an annual rate of .72 of 1% of this Fund's average daily net assets. For the fiscal year ended October 31, 2001 Lord Abbett waived its entire management fee for each of the World Bond-Debenture Fund and the Alpha Fund. In addition, the Funds pay all expenses not expressly assumed by Lord Abbett.

     INVESTMENT MANAGERS. Lord Abbett uses teams of investment managers and analysts acting together to manage the Funds' investments.

     ALL VALUE FUND. The investment management team is headed by Robert G. Morris. The other senior members of the team are Robert P. Fetch, David G. Builder, Daniel H. Frascarelli, and Gerard S. E. Heffernan. Mr. Morris, Partner and Director of Equity



                                                                   The Funds  17

     Investments, joined Lord Abbett in 1991. Mr. Morris is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1971. Mr. Fetch, Partner and Small-Cap Value Senior Investment Manager, joined Lord Abbett in 1995. Mr. Fetch is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1983. Mr. Builder, Equity Analyst on the Small Cap Growth Team, joined Lord Abbett in 1998 from Bear Stearns where he served as an Equity Analyst. Mr. Builder has been in the investment business since 1987. Mr. Frascarelli, Investment Manager, joined Lord Abbett in 1990. Mr. Frascarelli is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1983. Mr. Heffernan, Research Analyst on the Small Cap Value team, joined Lord Abbett in 1998 from CL Capital Management where he held served as Portfolio Manager and Equity Research Analyst. Mr. Heffernan is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1988.

     INTERNATIONAL FUND. The investment management team is headed by Ingrid C. Holm, Investment Manager-Global Equity Investment. The other senior member of the team is Robert G. Morris. (See All Value Fund above). Ms. Holm joined Lord Abbett in 2001 from Batterymarch Financial Management, Inc. where she served as Portfolio Manager-International from 2000 to 2001, prior thereto she held various positions at the Prudential Insurance Company of America, most recently as a Global Equity Portfolio Manager. Ms. Holm is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1982.

     WORLD BOND-DEBENTURE SERIES. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team, the senior members of which are Christopher J. Towle, Michael S. Goldstein, and Jerald M. Lanzotti. Mr. Gerber joined Lord Abbett in 1997 from Sanford C. Bernstein & Co., Inc. where he was a Shareholder and served as the Senior Portfolio Manager-Mortgage Group. Mr. Gerber has been in the investment business since 1987. Mr. Towle, Partner and Investment Manager, joined Lord Abbett in 1987. Mr. Towle is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1980. Mr. Goldstein, Fixed Income Investment Manager, joined Lord Abbett in 1997, is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1990. Mr. Lanzotti, Fixed Income Investment Manager, Global Bonds, joined Lord Abbett in 1996 and has been in the investment business since 1990.

     ALPHA SERIES. Robert G. Morris (see All Value Fund above) heads the team, which includes the senior managers of the three underlying funds: Robert P. Fetch, Small-Cap Value Fund (see All Value Fund above), Steven J. McGruder, Developing Growth Fund; and Ingrid C. Holm, International Fund (see International Fund above). Mr. McGruder, Partner and Senior Investment Manager, joined Lord Abbett in 1995, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1969.



18  The Funds

                                YOUR INVESTMENT

PURCHASES

     The Funds offer in this prospectus four classes of shares: Classes A, B, C, and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge is normally added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of the Class B, Class C, and Class P shares, although there may be a contingent deferred sales charge ("CDSC") as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.

     FOR MORE INFORMATION, SEE "CAPITAL STOCK AND OTHER SECURITIES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

================================================================================
SHARE CLASSES
--------------------------------------------------------------------------------
 CLASS A  -  normally offered with a front-end sales charge

 CLASS B  -  no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase
          -  higher annual expenses than Class A shares
          -  automatically convert to Class A shares after eight years
 CLASS C  -  no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase
          -  higher annual expenses than Class A shares
 CLASS P  -  no front-end sales charge and no CDSC
          -  available only to certain investors


===========================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES
(All Value Fund, International Fund and Alpha Fund)
-------------------------------------------------------------------------------------------
                                                         TO COMPUTE       MAXIMUM DEALER'S
                        AS A % OF        AS A % OF      OFFERINGPRICE        CONCESSION
YOUR INVESTMENT      OFFERING PRICE   YOUR INVESTMENT   DIVIDE NAV BY  (% OF OFFERING PRICE)
-------------------------------------------------------------------------------------------
Less than $50,000           5.75%            6.10%              .9425          5.00%
-------------------------------------------------------------------------------------------
$50,000 to $99,999          4.75%            4.99%              .9525          4.00%
-------------------------------------------------------------------------------------------
$100,000 to $249,999        3.95%            4.11%              .9605          3.25%
-------------------------------------------------------------------------------------------
$250,000 to $499,999        2.75%            2.83%              .9725          2.25%
-------------------------------------------------------------------------------------------
$500,000 to $999,999        1.95%            1.99%              .9805          1.75%
-------------------------------------------------------------------------------------------
$1,000,000 and over  No Sales Charge                           1.0000
-------------------------------------------------------------------------------------------



[SIDENOTE]

NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Trust's Board. Certain foreign securities that are primarily listed on foreign exchanges may trade on weekends or days when a Fund's NAV is not calculated. As a result, a Fund's NAV may be impacted on days when shareholders will not be able to purchase or redeem Fund shares.



                                                             Your Investment  19

===========================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES
(World Bond-Debenture Fund Only)
-------------------------------------------------------------------------------------------
                                                         TO COMPUTE       MAXIMUM DEALER'S
                        AS A % OF        AS A % OF      OFFERINGPRICE        CONCESSION
YOUR INVESTMENT      OFFERING PRICE   YOUR INVESTMENT   DIVIDE NAV BY (% OF OFFERING PRICE)
-------------------------------------------------------------------------------------------
Less than $100,000          4.75%            4.99%              .9525          4.00%
-------------------------------------------------------------------------------------------
$100,000 to $249,999        3.95%            4.11%              .9605          3.25%
-------------------------------------------------------------------------------------------
$250,000 to $499,999        2.75%            2.83%              .9725          2.25%
-------------------------------------------------------------------------------------------
$500,000 to $999,999        1.95%            1.99%              .9805          1.75%
-------------------------------------------------------------------------------------------
$1,000,000 and over  No Sales Charge                           1.0000
-------------------------------------------------------------------------------------------


An amount of up to 1% of an investment may be paid by the Fund to a dealer for purchases of $1 million or more and purchases by certain Retirement and Benefit Plans.

     REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may apply the value at public offering price of the Class A shares you already owned to a new purchase of Class A shares of any ELIGIBLE FUND in order to reduce the sales charge.

     - LETTER OF INTENTION - A Purchaser of Class A shares may purchase additional Class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated 90 days. Current holdings under Rights of Accumulation may be included in a Letter of Intention.

     - The term "Purchaser" includes: (1) an individual, (2) an individual, his or her spouse, and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code). Please note that more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee be considered as one account; although more than one beneficiary is involved.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE ATTACHED APPLICATION.

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -    purchases of $1 million or more,*

     - purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees,*

     - purchases for Retirement and Benefit Plans made through FINANCIAL INTERMEDIARIES that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,*

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the


[SIDENOTE]

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for: (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the Fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

-    Traditional, Rollover, Roth and Education IRAs

-    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-    Defined Contribution Plans

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, record-keepers, trustees, custodians, financial consultants and insurance companies.



20  Your Investment

          Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett family of funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASERS WHO QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     *    THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

     CLASS A SHARE CDSC. If you buy Class A shares of a Fund under one of the starred (*)

================================================================================
CONTINGENT DEFERRED SALES CHARGE (CDSC)

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, each Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C)


categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares within 24 months after the month in which you initially purchased those shares, the Fund will normally collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

The Class A share CDSC generally will not be assessed at the time of the following transactions:

- benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

- redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett family of funds


[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."



                                                             Your Investment  21

CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares according to the following schedule:

===============================================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
-------------------------------------------------------------------------------

ANNIVERSARY(1) OF THE DAY ON                         CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                             ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                         SUBJECT TO CHARGE)
On                             Before
-------------------------------------------------------------------------------
                               1st                                5.0%
-------------------------------------------------------------------------------
1st                            2nd                                4.0%
-------------------------------------------------------------------------------
2nd                            3rd                                3.0%
-------------------------------------------------------------------------------
3rd                            4th                                3.0%
-------------------------------------------------------------------------------
4th                            5th                                2.0%
-------------------------------------------------------------------------------
5th                            6th                                1.0%
-------------------------------------------------------------------------------
on or after the 6th(2)                                           None
-------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.
(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.


     The Class B share CDSC generally will not be assessed under the following circumstances:


     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans
     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts
     -    death of the shareholder
     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).


     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase. The CDSC will be remitted to either Lord Abbett Distributor or the fund involved in the original purchase, depending on which entity originally paid the sales compensation to your dealer.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; and (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.



[SIDENOTE]

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.



22 Your Investment

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and LORD ABBETT DISTRIBUTOR pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources, as shown in the table "Fees and Expenses:" sales charges, which are paid directly by shareholders; and 12b-1 distribution fees which are paid by the Fund. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The total annualized 12b-1 fees payable with respect to each share class for the current fiscal year are approximated at .39% of Class A shares (consisting of .10% distribution fee, .25% service fee and one-time distribution fees of up to 1.00% payable at the time of sale to Authorized Institutions, such as your dealer, on certain qualifying purchases, which is amortized over a 24 month period, and an incremental marketing expense of approximately .03%), 1.00% of Class B and Class C shares (consisting of .75% distribution fee and .25% service fee), and .45% of Class P shares (consisting of .25% distribution fee and .20% service fee). The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board of Trustees are .50% and .75%, respectively. Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the Fund and may be made in the form of cash or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares or shares of other Lord Abbett-sponsored funds.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals who buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.


12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.



                                                             Your Investment  23

OPENING YOUR ACCOUNT


     MINIMUM INITIAL INVESTMENT
     - Regular account                                     $1,000
-----------------------------------------------------------------
     - Individual Retirement Accounts and
     403(b) Plans under the Internal Revenue Code            $250
-----------------------------------------------------------------
     - Uniform Gift to Minor Account                         $250
-----------------------------------------------------------------
     - Invest-A-Matic                                        $250
-----------------------------------------------------------------


     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.


     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     NAME OF FUND
     P.O. Box 219100
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to a Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.


     BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.


REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."



     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.


     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

[SIDENOTE]
     SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.


24  Your Account

     If the signer has any Legal Capacity, (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e. on behalf of an estate or on behalf of a corporation),
     - a redemption check payable to anyone other than the shareholder(s) of record,
     - a redemption check to be mailed to an address other than the address of record,
     - a redemption check payable to a bank other than the bank we have on file, or
     -    a redemption for $50,000 or more.

DISTRIBUTIONS AND TAXES

     Each Fund expects to pay you dividends from its net investment income semi-annually for the All Value Fund; annually for the International Fund and the Alpha Fund; and monthly for the World Bond-Debenture Fund. Each Fund distributes net capital gains (if any) annually as "capital gains distributions."

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning Fund distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE.  An acceptable form of guarantee would be as follows:
- In the case of an estate -

  ROBERT A. DOE
  EXECUTOR OF THE ESTATE OF
  JOHN W. DOE

  [Date]

SIGNATURE GUARANTEED
MEDALLION GUARANTEED
 NAME OF GUARANTOR

------------------------------
AUTHORIZED SIGNATURE
(960)

- In the case of a corporation -
  ABC Corporation
  Mary B. Doe

  By Mary B. Doe, President

  [Date]

SIGNATURE GUARANTEED
MEDALLION GUARANTEED
 NAME OF GUARANTOR


------------------------------


                                                             Your Investment  25

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES
     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

============================================================================
FOR INVESTING

INVEST-A-MATIC     You can make fixed, periodic investments ($50 minimum) into
(Dollar-cost       your Fund account by means of automatic money transfers from
averaging)         your bank checking account. See the attached application for instructions.

DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).


FOR SELLING SHARES

SYSTEMATIC          You can make regular withdrawals from most Lord Abbett
WITHDRAWAL          funds. Automatic cash withdrawals will be paid to you from
PLAN ("SWP")        your account in fixed or variable amounts. To establish a
                    plan, the value of your shares must be at least $10,000, except for Retirement and Benefit Plans for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES      The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND         Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES      shares will be redeemed in the order described under
                    "CDSC" under "Purchases."

============================================================================

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and will be taxable to you (see Distributions and Taxes section). Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you sell shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Fund.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Funds and raise their expenses. Accordingly, the Funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice.In addition, as stated under "Purchases," the Funds reserve the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Funds.


26  Your Investment

                                                                  ALL VALUE FUND
                                      (formerly known as Growth & Income Series)

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS
     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2001 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

===============================================================================================================================
                                                    CLASS A SHARES                                CLASS B SHARES
                                                    --------------                                --------------
                                                   YEAR ENDED 10/31                        YEAR ENDED 10/31             6/5/1997(a)
                                         -----------------------------------------  ----------------------------------       to
Per Share Operating Performance            2001    2000    1999     1998      1997      2001    2000     1999     1998   10/31/1997
NET ASSET VALUE, BEGINNING OF YEAR       $11.53   $10.87   $9.15   $8.79    $7.09    $11.42   $10.85    $9.13    $8.80    $8.20
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                      .04(b)   .05(b)  .04(b)  .06     .09     (.03)(b)          (.04)(b)     --(c)    --(c)
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)   (.83)    1.17    2.06     .93     1.78      (.81)    1.15     2.10      .92      .60
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS           (.79)    1.22    2.10     .99     1.87      (.84)    1.13     2.06      .92      .60
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                     (.03)     --     (.05)   (.04)    (.10)       --(c)    --     (.01)      --      --
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                         (.88)    (.56)   (.33)   (.59)    (.07)    (.88)     (.56)    (.33)    (.59)     --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        (.91)    (.56)   (.38)   (.63)    (.17)     (.88)    (.56)    (.34)    (.34)     --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $9.83   $11.53  $10.87   $9.15    $8.79     $9.70   $11.42   $10.85    $9.13    $8.80
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(d)                           (7.26)%  11.44   23.77%  11.97%   26.78%    (7.86)%  10.80%   23.17%   11.17%    7.19%(e)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions    1.42%    1.35%   1.30%   1.22%    1.29%     2.03%    2.00%    1.98%     1.98%    .86%(e)
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions    1.43%    1.36%   1.30%   1.22%    1.29%     2.04%    2.01%    1.98%     1.98%    .86%(e)
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                      .40%     .48%    .36%    .88%    1.15%     (.27)%   (.17)%   (.38)%     .09%    .01%(e)
===================================================================================================================================
                                                   YEAR ENDED 10/31                        YEAR ENDED 10/31        6/5/1997(a)
                                  ----------------------------------------------  --------------------------------     to
SUPPLEMENTAL DATA:                      2001    2000    1999     1998      1997      2001    2000    1999     1998 10/31/1997
NET ASSETS, END OF PERIOD (000)   $166,406   $136,038  $102,329  $72,863   $58,911    $39,188  $17,453  $9,739   $3,404   $332
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE             103.11%     65.06%    37.68%   45.83%    36.37%    103.11%   65.06%  37.68%   45.83%  36.37%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   CLASS C SHARES                                CLASS P SHARES
                                         ---------------------------------------------------------------------   --------------
                                                                  YEAR ENDED 10/31                                8/15/2001(a)
                                         ---------------------------------------------------------------------         to
Per Share Operating Performance               2001           2000           1999          1998           1997      10/31/2001
NET ASSET VALUE, BEGINNING OF PERIOD          $11.38       $10.81        $9.11        $8.80             $7.09        $10.85
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                   (.01)(b)     (.02)(b)     (.03)(b)      .01               .03            --(b)(c)
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)        (.82)        1.15         2.07          .89              1.79         (1.02)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                (.83)        1.13         2.04          .90              1.82         (1.02)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                            --(c)        --           (.01)        --              (.04)           --
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                              (.88)        (.56)        (.33)        (.59)             (.07)           --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             (.88)        (.56)        (.34)        (.59)             (.11)           --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $9.67       $11.38       $10.81        $9.11             $8.80         $9.83
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(d)                                (7.70)%      10.74%       23.00%       10.94%            26.24%        (9.40)%(e)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions         1.98%        2.00%        1.98%        1.98%             2.05%          .31%(e)
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions         1.99%        2.01%        1.98%        1.98%             2.05%          .31%(e)
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                   (.14)%       (.17)%       (.31)%        .12%              .39%        (.01)%(e)
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                8/15/2001(a)
                                                                                                                     to
                                                                  YEAR ENDED 10/31                               10/31/2001
                                       ------------------------------------------------------------------       -----------
SUPPLEMENTAL DATA:                        2001           2000           1999          1998           1997
NET ASSETS, END OF PERIOD (000)        $112,299       $112,776       $104,984       $89,637        $83,749          $1
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  103.11%         65.06%         37.68%        45.83%         36.37%     103.11%
---------------------------------------------------------------------------------------------------------------------------


(a) Commencement of offering of class shares.
(b) Calculated using average shares outstanding during the period.
(c) Amount represents less than $.01.
(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(e) Not annualized.International FundFINANCIAL HIGHLIGHTS



                                                       Financial Information  27

                                                              INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS
     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2001 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

===============================================================================

                                                CLASS A SHARES                                     CLASS B SHARES
                                      -----------------------------------------  -----------------------------------------------
                                               YEAR ENDED 10/31       12/13/1996(a)          YEAR ENDED 10/31           6/2/1997(e)
                                      -------------------------------     to         ---------------------------------      to
Per Share Operating Performance        2001    2000     1999     1998  10/31/1997    2001     2000      1999     1998   10/31/1997
NET ASSET VALUE, BEGINNING OF PERIOD $14.48    $13.90   $12.39   $10.86   $9.42     $14.31    $13.75    $12.28   $10.83   $10.26
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)          (.06)(b)  (.08)(b)  .07(b)   .11(b)  .07       (.11)(b)  (.17)(b)  (.02)(b)  .02(b)  (.03)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
  gain (loss)                         (6.56)     1.54     1.55     1.45    1.37      (6.47)     1.55      1.53     1.43      .60
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS      (6.62)     1.46     1.62     1.56    1.44      (6.58)     1.38      1.51     1.45      .57
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                   --      (.06)    (.09)    (.03)     --         --        --(f)   (.02)      --       --
----------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                     (.08)     (.82)    (.02)   --         --       (.08)     (.82)     (.02)      --       --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    (.08)     (.88)    (.11)    (.03)     --       (.08)     (.82)     (.04)      --       --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $7.78     $14.48  $13.90   $12.39  $10.86      $7.65    $14.31    $13.75   $12.28   $10.83
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                      (45.92)%   10.97%   13.16%   14.36%  15.21%(d) (46.19)%   10.42%    12.31%   13.39%    5.56%(d)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense
  reductions                           2.07%     1.80%    1.51%    1.31%     1.23%(d)      2.59%    2.35%   2.19%    2.03%  .87%(d)
----------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense
  reductions                           2.08%     1.80%    1.51%    1.31%     1.23%(d)      2.60%    2.36%   2.19%    2.03%  .87%(d)
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)          (.55)%    (.53)%    .52%     .80%      .41%(d)     (1.07)%  (1.09)%  (.16)%    .18% (.46)%(d)
----------------------------------------------------------------------------------------------------------------------------------
                                     YEAR ENDED 10/31                  12/13/1996(a)           YEAR ENDED 10/31          6/2/1997(e)
                                     ---------------------------------      to        --------------------------------      to
SUPPLEMENTAL DATA:                   2001      2000      1999     1998  10/31/1997    2001     2000      1999     1998   10/31/1997
NET ASSETS, END OF PERIOD (000)    $71,591  $135,701  $104,885  $80,606   $32,755    $17,743  $33,124   $22,928  $15,933   $1,650
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE              65.26%    35.14%    75.15%   20.52%    29.72%     65.26%   35.14%    75.15%   20.52%    29.72%
----------------------------------------------------------------------------------------------------------------------------------



28  Financial Information

                                                              INTERNATIONAL FUND


                                                     CLASS C SHARES                                        CLASS P SHARES
                                         ---------------------------------------                 ---------------------------------
                                                    YEAR ENDED 10/31              6/2/1997(e)     YEAR ENDED 10/31   3/9/1999(e)
                                         ---------------------------------------      TO         ------------------     TO
Per Share Operating Performance            2001        2000      1999     1998    10/31/1997       2001       2000  10/31/1999
NET ASSET VALUE, BEGINNING OF PERIOD     $14.30      $13.75     $12.28    $10.83     $10.26       $14.51     $13.91     $12.70
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)              (.13)(b)    (.17)(b)    .02(b)   (.03)      (.06)(b)     (.08)(b)    .08(b)       .08(b)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)  (6.48)       1.54       1.53      1.43        .60        (6.55)      1.55         1.13
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS          (6.61)       1.37       1.51      1.45        .57        (6.61)      1.47         1.21
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                       --          --(f)    (.02)       --         --           --       (.05)         --
----------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                         (.08)       (.82)      (.02)       --         --         (.08)      (.82)         --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        (.08)       (.82)      (.04)       --         --         (.08)      (.87)         --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $7.61      $14.30     $13.75    $12.28     $10.83        $7.82     $14.51       $13.91
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                          (46.43)%     10.35%     12.31%    13.39%      5.56%(d)   (45.75)%    11.03%        9.53%(d)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions    2.83%       2.35%      2.19%     2.05%       .87%(d)     2.04%      1.80%         .98%(d)
----------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions    2.84%       2.36%      2.19%     2.05%       .87%(d)     2.05%      1.80%         .98%(d)
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)             (1.32)%     (1.10)%     (.15)%     .12%      (.46)%(d)    (.55)%     (.51)%        .60%(d)
----------------------------------------------------------------------------------------------------------------------------------


                                               YEAR ENDED 10/31           6/2/1997(e)   YEAR ENDED 10/31   3/9/1999(e)
                                   -------------------------------------      TO      --------------------     TO
SUPPLEMENTAL DATA:                    2001      2000     1999      1998    10/31/1997     2001      2000    10/31/1999
NET ASSETS, END OF PERIOD (000)    $11,399    $25,546  $20,111   $13,723     $2,929        $1        $1         $1
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE              65.26%     35.14%   75.15%    20.52%     29.72%    65.26%    35.14%     75.15%
----------------------------------------------------------------------------------------------------------------------------------


(a)  Commencement of operations.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Commencement of offering of class shares.
(f)  Amount represents less than $.01.


                                                       Financial Information  29

                                                       WORLD BOND-DEBENTURE FUND

FINANCIAL HIGHLIGHTS
     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2001 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

===============================================================================

                                                                                   CLASS A SHARES
                                                           --------------------------------------------------------------
                                                                         YEAR ENDED 10/31                12/18/1997(a)
                                                           ------------------------------------------         TO
Per Share Operating Performance:                              2001             2000            1999       10/31/1998
NET ASSET VALUE, BEGINNING OF PERIOD                         $8.47            $9.24            $9.66          $10.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
 Net investment income                                         .74(b)(f)        .73(b)           .83(b)          .51
-------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss                             (.58)(f)         (.57)            (.22)           (.42)
-------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                               .16              .16              .61             .09
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
-------------------------------------------------------------------------------------------------------------------------
 Net investment income                                        (.65)            (.93)            (.85)           (.43)
-------------------------------------------------------------------------------------------------------------------------
 Paid-capital                                                 (.15)           --               --              --
-------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                           --               --                (.18)          --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           (.80)            (.93)           (1.03)           (.43)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $7.83            $8.47            $9.24           $9.66
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                                               1.74%            1.47%            6.33%            .75%(d)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions             .97%            1.11%             .89%            .55%(d)
-------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions            2.01%            2.15%            1.84%           1.20%(d)
-------------------------------------------------------------------------------------------------------------------------
 Net investment income                                        8.92%(f)         8.02%            8.64%           7.08%(d)
-------------------------------------------------------------------------------------------------------------------------



                                                                             YEAR ENDED 10/31                   12/18/1997(a)
                                                             -------------------------------------------             TO
SUPPLEMENTAL DATA:                                                2001             2000            1999          10/31/1998
 NET ASSETS, END OF PERIOD (000)                                $7,006           $7,787           $8,460          $7,403
----------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO TURNOVER RATE                                         92.39%          104.02%           74.80%         159.14%
----------------------------------------------------------------------------------------------------------------------------



30  Financial Information

                                                       WORLD BOND-DEBENTURE FUND

                                                         CLASS B SHARES                                  CLASS C SHARES
                                               ---------------------------------------       --------------------------------------
                                                YEAR ENDED 10/31        12/19/1997(e)         YEAR ENDED 10/31        12/19/1997(a)
                                          ----------------------------     TO           ---------------------------         TO
Per Share Operating Performance:          2001         2000       1999  10/31/1998      2001        2000      1999    10/31/1998
NET ASSET VALUE, BEGINNING OF PERIOD     $8.48         $9.24      $9.65   $10.00        $8.46       $9.22     $9.65      $10.00
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                     .69(b)(f)     .67(b)    .76(b)    .40          .70(b)(f)   .67(b)  .78(b)        .39
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss         (.58)(f)      (.56)     (.21)     (.37)        (.59)(f)    (.56)     (.25)       (.36)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS           .11           .11       .55       .03          .11         .11       .53         .03
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                    (.60)         (.87)     (.78)     (.38)        (.59)       (.87)     (.78)       (.38)
-----------------------------------------------------------------------------------------------------------------------------------
 Paid-in capital                          (.15)           --        --        --         (.15)         --        --          --
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                          --            --      (.18)       --           --          --      (.18)         --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       (.75)         (.87)     (.96)     (.38)        (.74)       (.87)     (.96)       (.38)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $7.84         $8.48     $9.24     $9.65        $7.83       $8.46     $9.22       $9.65
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                           1.12%          .86%     5.73%      .24%(d)     1.20%        .87%     5.50%        .24%(d)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense
reductions                                1.59%         1.75%     1.56%     1.28%(d)     1.49%       1.76%     1.56%       1.28%(d)
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense
reductions                                2.63%         2.79%     2.51%     1.93%(d)     2.53%       2.80%     2.51%       1.93%(d)
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                    8.31%(f)      7.39%     7.91%     6.67%(d)     8.44%(f)    7.37%     8.16%       6.62%(d)
-----------------------------------------------------------------------------------------------------------------------------------


                                           YEAR ENDED 10/31     12/19/1997(a)           YEAR ENDED 10/31   12/19/1997(a)
                                     ------------------------       TO            ------------------------       TO
SUPPLEMENTAL DATA:                      2001    2000    1999    10/31/1998           2001    2000    1999   10/31/1998
NET ASSETS, END OF PERIOD (000)       $2,150  $1,936  $1,798     $1,141            $1,718  $1,593  $1,456    $1,589
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                92.39% 104.02%  74.80%    159.14%            92.39% 104.02%  74.80%   159.14%
---------------------------------------------------------------------------------------------------------------------------


(a)  Commencement of operations.
(b)  Calculated using average shares outstanding during the year.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Commencement of offering of class shares.
(f) Includes impact of amortization of premium (See Note 2). The effect of the change on the per share data and ratio of net investment income to average net assets is as follows:


                                                                   CLASS A       CLASS B       CLASS C
------------------------------------------------------------------------------------------------------
Net investment income per share                                    $(.03)       $(.03)        $(.03)
Net realized and unrealized gain (loss) on investments per share     .03          .03           .03
Net  investment income to average net assets                        (.40)%       (.40)%        (.40)%


                                                       Financial Information  31

                                                                      ALPHA FUND


FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2001 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

===============================================================================

                                                                                   CLASS A SHARES
                                                           -------------------------------------------------------------------------
                                                                         YEAR ENDED 10/31                12/18/1997(a)
                                                           ------------------------------------------         TO
Per Share Operating Performance:                              2001             2000           1999       10/31/1998
NET ASSET VALUE, BEGINNING OF PERIOD                         $17.46           $15.21         $12.91          $13.52
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                  (.05)(b)         (.03)(b)     .07(b)           (.03)(b)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                      (3.82)            2.60           2.23           (.58)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              (3.87)            2.57           2.30           (.61)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                         (.30)            (.21)            --             --
------------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                             (.33)            (.11)            --             --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                            (.63)            (.32)            --             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $12.96           $17.46         $15.21         $12.91
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                                              (22.67)%          17.10%         17.82%         (4.51)%(d)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions              .36%             .40%           .33%           .21%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions             1.34%            1.33%           .83%           .63%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                  (.32)%           (.16)%          .15%          (.18)%(d)
====================================================================================================================================
                                                                                                                12/29/1997(a)
                                                                             YEAR ENDED 10/31
                                                               ----------------------------------------             TO
SUPPLEMENTAL DATA:                                                2001             2000            1999          10/31/1998
NET ASSETS, END OF PERIOD (000)                                $70,785          $96,652          $75,136         $49,587
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                         15.34%            1.54%            1.67%            .01%
------------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS B SHARES                             CLASS C SHARES
                                                    ---------------------------------------    -------------------------------------
                                                        YEAR ENDED 10/31      12/29/1997(a)       YEAR ENDED 10/31     12/29/1997(a)
                                                    -----------------------        TO          -----------------------     TO
Per Share Operating Performance:                     2001     2000    1999    10/31/1998        2001     2000     1999 10/31/1998
NET ASSET VALUE, BEGINNING OF PERIOD               $17.27    $15.05  $12.85     $13.52        $17.25   $15.04   $12.86   $13.52
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                 (.14)(b)  (.13)(b)(.03)(b) (.11)(b)        (.14)(b) (.12)(b) (.04)(b) (.11)(b)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)            (3.79)     2.58    2.23     (.56)          (3.78)    2.56     2.22     (.55)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    (3.93)     2.45    2.20     (.67)          (3.92)    2.44     2.18     (.66)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                               (.20)     (.12)     --       --            (.20)    (.12)      --       --
------------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                   (.33)     (.11)     --       --            (.33)    (.11)      --       --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  (.53)     (.23)     --       --            (.53)    (.23)      --       --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $12.81    $17.27  $15.05   $12.85          $12.80   $17.25   $15.04   $12.86
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                                    (23.21)%   16.40%  17.12%   (4.96)%(d)     (23.25)%  16.34%   16.95%   (4.88)%(d)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions   1.00%     1.00%   1.00%     .83%(d)         1.00%   1.00%    1.00%     .82%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions   1.98%     1.93%   1.50%    1.26%(d)         1.98%   1.93%    1.50%    1.24%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                (.96)%    (.75)%  (.83)%   (.81)%(d)        (.97)%  (.70)%   (.84)%    (.82)%(d)
====================================================================================================================================
                                           YEAR ENDED 10/31        12/29/1997(a)             YEAR ENDED 10/31       12/29/1997(a)
                                     ---------------------------       TO            -----------------------------       TO
SUPPLEMENTAL DATA:                      2001      2000      1999    10/31/1998            2001      2000      1999   10/31/1998
NET ASSETS, END OF PERIOD (000)      $50,377   $70,300   $52,280     $36,202           $35,395   $44,977   $34,667     $20,490
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                15.34%     1.54%     1.67%      .01%              15.34%     1.54%     1.67%      .01%
------------------------------------------------------------------------------------------------------------------------------------


(a) Commencement of operations.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.



32  Financial Information

ADDITIONAL INFORMATION

More information on these Funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT


Describes the Funds, lists portfolio holdings, contains a letter from each Fund's manager discussing recent market conditions, each Fund's investment strategies and contains additional performance information.


STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).




                              Lord Abbett Securities Trust
                                      Lord Abbett All Value Fund
                                      International Series
                                      World Bond-Debenture Series
                                      Alpha Series


                                                                       LST-1-302
                                                                       (3/02)


                           SEC FILE NUMBERS: 811-7358

[SIDENOTE]

TO OBTAIN INFORMATION

BY TELEPHONE.  Call each Fund at:
888-522-2388

BY MAIL.  Write to each Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & Co.
www.LordAbbett.com


Text only versions of Fund documents can be viewed online or downloaded from the
SEC: www.sec.gov


You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.


LORD ABBETT [LOGO]


Lord Abbett Mutual Fund shares are distrubuted by:
          LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                               MARCH 1, 2002


                          LORD ABBETT SECURITIES TRUST
                           LORD ABBETT ALL VALUE FUND
                             LORD ABBETT ALPHA FUND
                         LORD ABBETT INTERNATIONAL FUND
                      LORD ABBETT WORLD BOND-DEBENTURE FUND
                              (CLASS A, B, C, & P)


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Securities Trust - Lord Abbett All Value Fund (the "All Value Fund"), Alpha Series ("Alpha Fund"), International Series ("International Fund"), and World Bond-Debenture Series ("World Bond-Debenture Fund") (each individually a "Fund" or collectively the "Funds"), dated March 1, 2002.

Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


     TABLE OF CONTENTS                                                     PAGE

     1.   Fund History                                                       2
     2.   Investment Policies                                                2
     3.   Management of the Funds                                           10
     4.   Control Persons and Principal Holders of Securities               16
     5.   Investment Advisory and Other Services                            17
     6.   Brokerage Allocations and Other Practices                         18
     7.   Capital Stock and Other Securities                                19
     8.   Purchases, Redemptions and Pricing                                24
     9.   Taxation of the Funds                                             28
     10.  Underwriter                                                       29
     11.  Performance                                                       30
     12.  Financial Statements                                              32

                                       1.
                                  FUND HISTORY

The Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993 with an unlimited amount of shares of beneficial interest authorized. Four of its six funds or series ("Funds") are described in this Statement of Additional Information. All the Funds have four classes of shares (A, B, C, and P), as described in this Statement of Additional Information, while International Fund has an additional class of shares, Class Y, that is described in a separate Statement of Additional Information. Class P shares of the All Value Fund, Alpha Fund, and World Bond-Debenture Fund are neither offered to the general public nor available in all states.


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions in this Section will be determined at the time of the purchase or sale by the Funds.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies that may be changed by the Board of Trustees without shareholder approval.

Each Fund may not:

     (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees;

     (4) invest in securities issued by other investment companies except to the extent permitted by applicable law (the All Value Fund and the International Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

     (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of its total assets would be invested in such securities. (This restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.
          S. Government, its agencies or instrumentalities.);

     (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of its officers or trustees or by one or more of its partners or members or underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and Statement of Additional Information, as they may be amended from time to time; or

     (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than its shares.


PORTFOLIO TURNOVER. For the fiscal years ended October 31, 2001 and 2000, the portfolio turnover rate was 15.34% and 1.54% for the Alpha Fund; 103.11% and 65.06% for the All Value Fund; 65.26% and 35.14% for the International Fund; and 92.39% and 104.02% for the World Bond-Debenture Fund, respectively.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. In the case of the Alpha Fund, references to each Fund refers to the underlying funds.

BORROWING MONEY. Each Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets. If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CLOSED-END INVESTMENT COMPANIES. Each Fund may invest in shares of closed-end investment companies in the primary or secondary market, if the transaction fee or commission is no greater than the customary broker's fee or commission.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approached or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

DEBT SECURITIES. The Funds may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

DEPOSITORY RECEIPTS. The Funds may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S, however, for purposes of the Funds' investment policies, ADRs are not treated as foreign securities.

FOREIGN SECURITIES. International Fund and World Bond-Debenture Fund may invest all of their net assets in foreign securities that are primarily traded outside the United States. The All Value Fund may invest up to 10% of its net assets in foreign securities, and the underlying funds in which the Alpha Fund invests also may invest all or a portion of their assets in foreign securities. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

- Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
- Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
- Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
- Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
- There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
- Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
- Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
- With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may, with Board authorization, engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.
     - Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.
     - The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.
     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.
     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES CONTRACTS. Each Fund (other than World Bond-Debenture Fund), and the underlying funds in which Alpha Fund invests, may, with Board authorization, seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays the good faith deposit described below.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when the Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any futures contracts and have no present intent to do so.

HIGH-YIELD DEBT SECURITIES. The World Bond-Debenture Fund may invest up to 80% of its assets in high yield debt securities. High yield debt securities (also referred to as "junk bonds") are rated BB/Ba or lower and typically pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high yield debt securities:
     - have a higher risk of default and their prices can be much more volatile due to lower liquidity;
     -    tend to be less sensitive to interest rate changes; and
     - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession.
Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analyses are an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invest.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
     -    Domestic and foreign securities that are not readily marketable.
     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
     - Certain restricted securities, unless the Board determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Funds may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on any Fund (other than Alpha Fund, a "fund of funds" that invests substantially all of its assets in certain other Lord Abbett-sponsored funds) acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Funds indirectly will bear their proportionate share of any management fees and other expenses paid by the investment companies in which they invest. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

The International and World Bond-Debenture Fund may invest in foreign countries through investment companies. Some emerging countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds that have been specifically authorized. In addition to the additional fees associated with such indirect investments, these investments are subject to the risks of investing in foreign securities.

The Funds may, consistent with their investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Funds may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of the securities of such an investment company may not perfectly parallel the price movement of the underlying index.

SECURITIES LENDING. Each Fund may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. The Funds may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Funds and is acting as a "placing broker." No fee will be paid to affiliated persons of the Funds.

By lending portfolio securities, each of the Funds can increase their income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

LISTED OPTIONS ON SECURITIES. The Funds may purchase and write national securities exchange-listed put and call options on equity securities. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolios in an attempt to increase its income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Funds forgo the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund also may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Each Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's assets and the covered call options have an aggregate market value of less than 25% of the Fund's net assets.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Funds may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses. The use of options can also increase the Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. The Funds may invest in preferred stock, warrants and rights. Each Fund may invest in rights and warrants to purchase securities, including warrants that are not listed on the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") in an amount not to exceed 5% of the value of the Fund's gross assets. Each Fund, except World Bond-Debenture Fund, will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the NYSE or AMEX, except when they form a unit with other securities. As a matter of operating policy, each Fund will not invest more than 5% of its net assets in rights.

Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than markets for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. The Funds require at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Funds and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Funds intend to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. The Funds will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security-to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. A Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open each Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

WHEN ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

U. S. GOVERNMENT SECURITIES. These are obligations issued or guaranteed by the
U. S. Government, its agencies or instrumentalities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. The World Bond-Debenture Fund may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These securities are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

PRINCIPAL ONLY AND INTEREST ONLY FIXED INCOME INVESTMENTS. The World Bond-Debenture Fund may invest in fixed income securities that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as "P/O") and the other which receives some or all of the interest (and is known as an "I/O"). P/Os and I/Os are generally referred to as "derivative investments."

The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying loans. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying loans are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid loans. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

Stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, some stripped securities may be deemed "illiquid." If the Fund holds illiquid stripped securities, the amount it can hold will be subject to the Fund's investment policy limiting investments in illiquid securities to 15% of the Fund's assets.

TEMPORARY DEFENSIVE INSTRUMENTS. As described in the prospectus each of the Funds is authorized to invest temporarily a substantial amount, or even all, of its total assets in various short-term fixed income securities to take a defensive position. These securities include:

     - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.
     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.
     - Repurchase agreements. As described above, repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed-upon price.

                                       3.
                             MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees is responsible for the management of the business and affairs of the Funds in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed fully below, the Board also initially approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser.

The following Trustee is the Managing Partner of Lord, Abbett & Co. ("Lord Abbett"), and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.


NAME AND                               CURRENT POSITION     PRINCIPAL OCCUPATION                   OTHER
(DATE OF BIRTH)                        LENGTH OF SERVICE    DURING PAST FIVE YEARS                 DIRECTORSHIPS
---------------                        -----------------    ----------------------                 -------------
ROBERT S. DOW                          Trustee since 1993;   Managing Partner and Chief            N/A
90 Hudson Street                       Chairman and          Investment Officer of Lord Abbett
Jersey City, New Jersey                President since 1996  since 1996.
Date of Birth: 3/8/1945


The following outside Trustees are also directors or trustees of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.


NAME, ADDRESS AND                      CURRENT POSITION     PRINCIPAL OCCUPATION                   OTHER
(DATE OF BIRTH)                        LENGTH OF SERVICE    DURING PAST FIVE YEARS                 DIRECTORSHIPS
---------------                        -----------------    ----------------------                 -------------
E. THAYER BIGELOW,                     Trustee since 1994    Managing General Partner, Bigelow     Currently serves as a
Bigelow Media, LLC                                           Media, LLC (since 2000); Senior       director of Crane Co. and
717 Fifth Avenue, 26th Floor                                 Adviser, Time Warner Inc. (1998 -     Huttig Building Products
New York, New York                                           2000); Acting Chief Executive         Inc.
Date of Birth: 10/22/1941                                    Officer of Courtroom Television
                                                             Network  (1997 - 1998); President
                                                             and Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc.
                                                             (1991 - 1997).

WILLIAM H.T. BUSH                      Trustee since 1998    Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                                   Board of the financial advisory       director of Rightchoice
101 South Hanley Rd, Suite 1025                              firm of Bush-O'Donnell & Company      Managed Care, Inc.,
St. Louis, Missouri                                          (since 1986).                         Mississippi Valley
Date of Birth: 7/14/1938                                                                           Bancorp, DT Industries
                                                                                                   Inc., and Engineered
                                                                                                   Support Systems, Inc.

ROBERT B. CALHOUN, JR.                 Trustee since 1998    Managing Director of Monitor          Currently serves as
Monitor Clipper Partners                                     Clipper Partners (since 1997) and     director of Avondale,
Two Canal Park                                               President of Clipper Asset            Inc., Avondale Mills,
Cambridge, Massachusetts                                     Management Corp., both private        Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                                    equity investment funds (since        Inc., Integrated
                                                             1991).                                Graphics, Inc.  and
                                                                                                   Interstate Bakeries Corp.

STEWART S. DIXON                       Trustee since 1993    Partner in the law firm of Wildman,   N/A
Wildman, Harrold, Allen & Dixon                              Harrold, Allen & Dixon (since
225 W. Wacker Drive, Suite 2800                              1967).
Chicago, Illinois
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS                      Trustee since 2001    Chief Executive Officer of Houlihan   Currently serves as
Houlihan Lokey Howard & Zukin                                Lokey Howard & Zukin, an investment   director of Adolph Coors
685 Third Ave.                                               bank (January 2002 to present);       Company.
New York, New York                                           Chairman of Warburg Dillon Read
Date of Birth: 7/30/1947                                     (1999 - 2000); Global Head of
                                                             Corporate Finance of SBC Warburg
                                                             Dillon Read (1997 - 1999); Chief
                                                             Executive Officer of Dillon, Read &
                                                             Co. (1994 - 1997).

C. ALAN MACDONALD                      Trustee since 1993    Retired    -    Special     Projects  Currently serves as
415 Round Hill Road                                          Consulting (since 1992).              director of Fountainhead
Greenwich, Connecticut                                                                             Water Company, Careside,
Date of Birth: 5/19/1933                                                                           Inc., Lincoln Snacks,
                                                                                                   J.B. Williams Co., Inc.
                                                                                                   (personal care products),
                                                                                                   and Seix Fund, Inc.  Seix
                                                                                                   Fund, Inc. is a
                                                                                                   registered investment
                                                                                                   company that is advised
                                                                                                   by Seix Investment
                                                                                                   Advisors Inc.  Seix
                                                                                                   Investment Advisors
                                                                                                   Inc.'s Chairman, CEO, and
                                                                                                   Chief Investment Officer
                                                                                                   is married to Robert Dow,
                                                                                                   the Fund's Chairman and
                                                                                                   President and Managing
                                                                                                   General Partner of Lord
                                                                                                   Abbett.

THOMAS J. NEFF                         Trustee since 1993    Chairman of Spencer Stuart U.S., an   Currently serves as
Spencer Stuart, U.S.                                         executive search consulting firm      director of Ace, Ltd. and
277 Park Avenue                                              (since 1976).                         Exult, Inc.
New York, New York
Date of Birth: 10/2/1937


None of the officers listed below have received compensation from the Funds. All the officers of the Funds may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.


                                   CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
NAME AND (DATE OF BIRTH)           WITH FUND            OF CURRENT POSITION       DURING PAST FIVE YEARS
------------------------           ---------            -------------------       ----------------------
Robert P. Fetch (2/18/1953)        Executive Vice       Elected in 1999           Partner and Small-Cap Value Senior
                                   President                                      Investment Manager, joined Lord Abbett in
                                                                                  1995.

Robert I. Gerber (5/29/1954)       Executive Vice       Elected in 2000           Partner and Director of Taxable Fixed Income
                                   President                                      Management, joined Lord Abbett in 1997
                                                                                  formerly Senior Portfolio Manager of Sanford
                                                                                  C. Bernstein & Co. Inc.

Ingrid C. Holm (3/21/1959)         Executive Vice       Elected in 2001           Investment Manager-Global Equity, joined
                                   President                                      Lord Abbett in 2001, formerly International
                                                                                  Portfolio Manager of Batterymarch Financial
                                                                                  Management, Inc. from 2000 to 2001, prior
                                                                                  thereto held various positions at the
                                                                                  Prudential Insurance Company of America.

W. Thomas Hudson, Jr.              Executive Vice       Elected in 1997           Partner and Investment Manager, joined Lord
(12/16/1941)                       President                                      Abbett in 1982.

Stephen J. McGruder (11/14/1943)   Executive Vice       Elected in 1999           Partner and Senior Investment Manager,joined
                                   President                                      Lord Abbett in 1995.

Robert G. Morris (11/06/1944)      Executive Vice       Elected in 1998           Partner and Director of Equity Investments,
                                   President                                      joined Lord Abbett in 1991.

Eli M. Salzmann (3/24/1964)        Executive Vice       Elected in 1999           Partner and Director of Institutional Equity
                                   President                                      Investments, joined Lord Abbett in 1997,
                                                                                  formerly a Portfolio Manager Analyst at Mutual
                                                                                  of America from 1996 to 1997, thereto Vice
                                                                                  President at Mitchell Hutchins Asset Management.

Joan A. Binstock (3/4/1954)        Vice President       Elected in 2000           Partner and Chief Operations Officer, joined
                                                                                  Lord Abbett in 1999, prior thereto Chief
                                                                                  Operating Officer of Morgan Grenfell.

David G. Builder (1/4/1954)        Vice President       Elected in 2001           Equity Analyst, joined Lord Abbett in 1998,
                                                                                  formerly Equity Analyst at Bear Stearns.

Daniel E. Carper (1/22/1952)       Vice President       Elected in 1993           Partner, joined Lord Abbett in 1979.

John J. DiChiaro (7/30/1957)       Vice President       Elected in 2000           Senior Strategy Coordinator-Small Cap
                                                                                  Growth, joined Lord Abbett in 2000, prior
                                                                                  thereto Vice President - Securities
                                                                                  Group of Wafra Investment Advisory Group.

Lesley-Jane Dixon (1/1/1964)       Vice President       Elected in 1999           Equity Analyst, joined Lord Abbett in 1995.

Daniel H. Frascarelli (3/11/1954)  Vice President       Elected in 2001           Investment Manager, joined Lord Abbett in
                                                                                  1990.
Michael S. Goldstein (10/29/1968)  Vice President       Elected in 2000           Fixed Income Investment Manager, joined Lord
                                                                                  Abbett in 1997, prior thereto Assistant President
                                                                                  of Credit Suisse Asset Management.

Gerard S. E. Heffernan, Jr.        Vice President       Elected in 1999           Research Analyst, joined Lord Abbett in
(9/7/1963)                                                                        1998, prior thereto Portfolio Manager at CL
                                                                                  Capital Management Company.

Paul A. Hilstad (12/13/1942)       Vice  President and  Elected in 1996           Partner and General Counsel, joined Lord
                                   Secretary                                      Abbett in 1995.

Lawrence H. Kaplan (1/16/1957)     Vice  President and  Elected in 1998           Partner and Deputy  General  Counsel,  joined
                                   Assistant Secretary                            Lord  Abbett  in  1997,  prior  thereto  Vice
                                                                                  President   and  Chief   Counsel  of  Salomon
                                                                                  Brothers Asset Management Inc.

Jerald Lanzotti (6/12/1967)        Vice President       Elected in 1999           Fixed Income Investment Manager, joined Lord
                                                                                  Abbett in 1996.

Gregory M. Macosko (3/4/1947)      Vice President       Elected in 1999           Senior Equity Analyst-Small Cap, joined Lord
                                                                                  Abbett in 1996, prior thereto Equity Analyst
                                                                                  and Portfolio Manager at Royce Associates.

A. Edward Oberhaus, III            Vice President       Elected in 1993           Manager of Equity Trading, joined Lord
(12/21/1959)                                                                      Abbett in 1983.

Tracie E. Richter (1/12/1968)      Vice President       Elected in 2000           Director of Operations  and Fund  Accounting,
                                                                                  joined  Lord  Abbett in 1999,  formerly  Vice
                                                                                  President  - Head of Fund  Administration  of
                                                                                  Morgan  Grenfell  from  1998 to  1999,  prior
                                                                                  thereto Vice President of Bankers Trust.

Christina T. Simmons (11/12/1957)  Vice President and   Elected in 2000           Assistant General Counsel, joined Lord
                                   Assistant Secretary                            Abbett in 1999, formerly Assistant General
                                                                                  Counsel of Prudential Investments from 1998
                                                                                  to 1999, prior thereto Counsel of Drinker,
                                                                                  Biddle & Reath LLP, a law firm.

Christopher J. Towle (10/12/1957)  Vice President       Elected in 1999           Partner and Investment Manager, joined Lord
                                                                                  Abbett in 1987.
Francie W. Tai (6/11/1965)         Treasurer            Elected in 2000           Director of Fund Administration, joined Lord
                                                                                  Abbett in 2000, formerly Manager of Goldman
                                                                                  Sachs from 1997 to 2000, prior thereto
                                                                                  Assistant Vice President of Bankers Trust.


COMMITTEES
The standing committees of the Board of Trustees are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs, and MacDonald. The Audit Committee provides assistance to the Board of Trustees in fulfilling its responsibilities relating to corporate accounting, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent auditors and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs. Dixon, Hobbs, and Neff, and Mr. Dow. The Proxy Committee assists the Board of Trustees in fulfilling its responsibilities relating to the voting of securities held by the Funds. During the past fiscal year, the Proxy Committee met once.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met four times.

APPROVAL OF ADVISORY CONTRACT
At meetings on December 12, 2001, the Board and its outside Trustees considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Trustees had reviewed throughout the course of the year, the Trustees received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

INFORMATION RECEIVED BY THE OUTSIDE TRUSTEES. The materials received by the Trustees included, but were not limited to, (1) information on the investment performance of each Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size,
(3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing each Fund.

In considering whether to approve the continuation of the management agreement, the Board and the outside Trustees did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board and the outside Trustees in connection with their approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board and the outside Trustees considered the investment management services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading. In considering those services, they gave weight to the fact that until June 2001, the International Fund was sub-advised by Fuji -- Lord Abbett International, Ltd.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board and the outside Trustees reviewed each Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board and the outside Trustees also considered whether each Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board and the outside Trustees considered the qualifications of the personnel providing investment management services to each Fund, in light of the fund's investment objective and discipline. Among other things, they considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board and the outside Trustees also considered the changes made by Lord Abbett in the investment management personnel providing services to the International Fund during 2001.

NATURE AND QUALITY OF OTHER SERVICES. The Board and the outside Trustees considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including each Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board and the outside Trustees considered each class' expense ratios and the expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board and the outside Trustees considered the level of Lord Abbett's profits in managing the Funds, including a review of Lord Abbett's methodology for allocating its costs to its management of each Fund. The Board and the outside Trustees concluded that the allocation methodology had a reasonable basis and was appropriate. They considered the profits realized by Lord Abbett in connection with the operation of each Fund and whether the amount of profit is fair for the management of each Fund. They also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to each Fund's business. The Board and the outside Trustees also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board and the outside Trustees considered whether there have been any economies of scale in managing each Fund, whether each Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board and the outside Trustees considered the character and amount of fees paid by each Fund and each Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board and the outside Trustees also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund.

ALTERNATIVE ARRANGEMENTS. The Board and the outside Trustees considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of each Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board and the outside Trustees unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Funds and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Funds for outside Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.


(1)                                 (2)                                (3)
                                                                       FOR YEAR ENDED
                                    FOR FISCAL YEAR ENDED              DECEMBER 31, 2001
                                    OCTOBER 31, 2001                   TOTAL COMPENSATION
                                    AGGREGATE COMPENSATION             PAID BY THE TRUST AND
                                    ACCRUED BY                         THIRTEEN OTHER LORD
NAME OF TRUSTEE                     THE FUNDS(1)                       ABBETT-SPONSORED FUNDS(2)
---------------                     ----------------------             -------------------------
E. Thayer Bigelow                   $2,803                             $86,000
William H.T. Bush                   $2,850                             $87,400
Robert B. Calhoun, Jr.              $2,811                             $86,000
Stewart S. Dixon                    $2,826                             $86,200
Franklin W. Hobbs                   $1,424                             $85,000
C. Alan MacDonald                   $2,803                             $86,000
Thomas J. Neff                      $2,786                             $85,000


1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. In addition, $25,000 of each director/trustee's retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan.

2. The third column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2001, including fees directors/trustees have chosen to defer.

The following chart provides each Trustee's equity ownership of the Funds and ownership of the Lord Abbett-sponsored Funds as of December 31, 2001.


                                                                                                      AGGREGATED DOLLAR
                                                                                                       RANGE OF TRUSTEE
                                         DOLLAR RANGE OF TRUSTEE OWNERSHIP IN THE FUNDS                  OWNERSHIP IN
                                                                                                         LORD ABBETT
                                                                                                       SPONSORED FUNDS
                                                                                          WORLD
NAME OF TRUSTEE            ALL VALUE FUND      ALPHA FUND      INTERNATIONAL FUND  BOND-DEBENTURE
                                                                                          FUND
Robert S. Dow                None                Over $100,000   None                None             Over $100,000
E. Thayer Bigelow            $1-$10,000          Over $100,000   $1-$10,000          $1-$10,000       Over $100,000
William H. T. Bush           $1-$10,000          $1-$10,000      $1-$10,000          $1-$10,000       $50,001-$100,000
Robert B. Calhoun, Jr.       $1-$10,000          $1-$10,000      $1-$10,000          $1-$10,000       Over $100,000
Stewart S. Dixon             $10,001-$50,000     None            None                None             Over $100,000
Franklin W. Hobbs            $1-$10,000          $1-$10,000      $1-$10,000          $1-$10,000       $50,001-$100,000
C. Alan MacDonald            $10,001-$50,000     None            $1-$10,000          None             Over $100,000
Thomas J. Neff               $10,001-$50,000     $1-$10,000      $1-$10,000          $1-$10,000       Over $100,000


Note: The dollar amounts shown above include deferred compensation to the Trustees deemed invested in Fund shares. The amounts ultimately received by the directors/trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.


CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 6, 2002, our officers and trustees, as a group, owned less than one percent of the outstanding shares of each Fund. As of February 6, 2002, to the best of our knowledge, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, the following shareholders owned more than 5% of a particular class of such Fund's outstanding shares:

ALL VALUE FUND
Hartford Life Separate Account 401  Class P          99.38%
PO Box 2999
Hartford, CT

WORLD BOND DEBENTURE FUND

Mary H. Reaves & Glenda S. Rodgers  Class B          7.17%
185 Grace Ave.
Fitzgerald, GA

Mesirow Financial Inc.                      Class c           5.28%
Gail Epstein Kovler
1334 W. Melrose
350 North Clark Street
Chicago, IL

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is each Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or trustees of the Trust: Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Robert P. Fetch, Robert I. Gerber, Lawrence H. Kaplan, Paul A. Hilstad, W. Thomas Hudson, Stephen J. McGruder, Robert G. Morris, Eli M. Salzmann, and Christopher J. Towle. The other general partners are: Zane E. Brown, John E. Erard, Daria L. Foster, Michael A. Grant, Robert J. Noelke, R. Mark Pennington, Douglas B. Sieg, Edward von der Linde and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.


Under the Management Agreement between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. The annual rates for each Fund are as follows:

- for the World Bond-Debenture Fund and the International Fund, at an annual rate of .75 of 1%,
- for allocating the Alpha Fund's assets among the underlying funds, at an annual rate of .50 of 1%,
-    for the All Value Fund the fee is calculated at the following annual rates:
            .75 of 1% on the first $200 million of average daily net assets, .65 of on the next $300 million, .50 of 1% of the Fund's assets over $500 million.

For the fiscal years ended October 31, 2001 and 2000, such fees amounted to $929,447 and $1,040,754 for Alpha Fund; $2,112,158 and $1,792,139 for All Value
Fund; $1,523,030 and $2,127,038 for International Fund; and $92,135 and $87,774
for World Bond-Debenture Fund for the same periods.

Although not obligated to do so, for the fiscal year ended October 31, 2001, Lord Abbett has waived all or part of its management fees for the Alpha Fund and the World Bond-Debenture Fund, and has assumed other expenses for the World Bond-Debenture Fund. For the fiscal year ended October 31, 2001, Lord Abbett did not waive management fees for the All Value Fund and the International Fund.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by each Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board of Trustees have approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories.

In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT

UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, are the independent auditors of each Fund and must be approved at least annually by the Board of Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for each Fund, including the examination of financial statements included in each Fund's Annual Report to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett, with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord

Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of each Fund and/or shares of other Lord-Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to each Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

During the fiscal years ended October 31, 2001, 2000, and 1999, the Funds paid total brokerage commissions on transactions of securities to independent broker-dealers of $1,877,299, $1,118,967, and $260,023, respectively.


                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. Each Fund offers investors different classes of shares as described in the Prospectus. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

Shareholder Liability. Delaware law provides that Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration of Trust, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares". If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Funds' prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay that Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Funds' prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the prospectus of each Fund which offers Class P shares. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS
CLASS A, B, C, AND P. Each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the four Fund classes: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. The principal features of each Plan are described in the Prospectus; however, this Statement of Additional Information contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett that may be more or less than the expenses Lord Abbett actually incurs. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and such class' shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett for financing activities primarily intended to sell shares of the Funds. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett also uses amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.

The amounts paid by each Fund pursuant to the A Plan for the fiscal year ended October 31, 2001, in connection with advertising and marketing activities, and payments to dealers were:


Alpha Fund                          --      $20,553 and  $281,881 totaling $302,434
All Value Fund                      --      $28,482 and  $573,492 totaling $601,974
International Fund                  --      $473 and  $460,466 totaling $460,939
World Bond-Debenture Fund           --      $2,126 and  $29,938 totaling $32,064


The amounts paid by each Fund pursuant to the B Plan for the fiscal year ended October 31, 2001, in connection with advertising and marketing activities, and payments to dealers were:


Alpha Fund                          --      $0 and  $604,289 totaling $604,289
All Value Fund                      --      $0 and  $272,208 totaling $272,208
International Fund                  --      $0 and  $236,186 totaling $236,186
World Bond-Debenture Fund           --      $0 and  $20,607 totaling $20,607


The amounts paid by each Fund pursuant to the C Plan for the fiscal year ended October 31, 2001, in connection with advertising and marketing activities, and payments to dealers were:


Alpha Fund                          --      $0 and  $414,855 totaling $414,855
All Value Fund                      --      $0 and  $1,081,589 totaling $1,081,589
International Fund                  --      $0 and  $176,700 totaling $176,700
World Bond-Debenture Fund           --      $0 and  $15,776 totaling $15,776


The amounts paid by each Fund pursuant to the P Plan for the fiscal year ended October 31, 2001, in connection with advertising and marketing activities, and payments to dealers were:


All Value Fund                      --      $0 and  $1 totaling$1
International Fund                  --      $0 and  $5 totaling $5



Each Plan requires the Board of Trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board of Trustees reasonably requests to enable it to make an informed determination of whether the plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Trustees, including a majority of the outside Trustees. As long as the Plans are in effect, the selection or nomination of outside Trustees is committed to the discretion of the outside Trustees.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Trustees or by vote of a majority of its class' outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

ANNIVERSARY OF THE DAY ON                            CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER WAS ACCEPTED                ON REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
Before the 1st                                       5.0%
On the 1st, before the 2nd.                          4.0%
On the 2nd, before the 3rd.                          3.0%
On the 3rd, before the 4th.                          3.0%
On the 4th, before the 5th.                          2.0%
On the 5th, before the 6th.                          1.0%
On or after the 6th anniversary                      None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to the Funds on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the fund of original purchase on behalf of this Fund's Class C shares.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett family of funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with exchanged shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. A Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000, that are expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more, Class A shares will generally be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for a Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.


                                       8.
                             PURCHASES, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank chosen by the investment manager. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees. The Board of Trustees will monitor, on an ongoing basis, each Fund's method of valuation.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made though Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, g) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, h) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or i) purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett family of funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge.

Our Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of our directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationship.


The net asset values and maximum offering prices of each Fund's Class A shares on October 31, 2001 were computed as follows:


                                                              ALPHA FUND     ALL VALUE FUND
                                                              ----------     --------------
Net asset value per share (net assets
  divided by shares outstanding)                              $12.96            $9.83

Maximum offering price per share
  (net asset value divided by .9425 in both cases)            $13.75            $10.43


                                                              INTERNATIONAL     WORLD BOND-DEBENTURE
                                                                   FUND               FUND
                                                              ---------------   --------------------
Net asset value per share (net assets
  divided by shares outstanding)                              $7.78             $7.83

Maximum offering price per share
  (net asset value divided by
  .9425 and .9525, respectively)                              $8.25             $8.22

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except LASF. The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in Class A shares of a Lord Abbett-sponsored fund (other than shares of LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to Class A shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge ). Class A shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Class A shares of Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to Class A shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge) so that a current investment, plus the purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       9.
                              TAXATION OF THE FUND

Each Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund so qualifies, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income. Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

Dividends paid by a Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that a Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the character and timing of the recognition of gains and losses by a Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that you will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund. You may be eligible to claim federal income tax credits or deductions for foreign income taxes paid by the International and World Bond-Debenture Funds if more than 50 percent of the value of the Fund's total assets at the close of the tax year consists of stocks or securities in foreign corporations, the Fund has distributed at least 90 percent of its investment company taxable income and net tax-exempt interest, and the Fund makes an election to pass through to you the right to take the credit or deduction for foreign taxes
(not in excess of the actual tax liability). If the Fund makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemized deductions for federal income tax purposes, you will not be able to deduct your pro rata potion of qualified foreign taxes paid by the Fund, although you will be required to include your share of such taxes in gross income if the Fund makes the election described above. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands.
Generally, however, distributions derived from the Fund's long-term and short-term capital gains will not be treated as income from foreign sources.
If an election is made, the Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign tax sources.

You may be subject to a 30.5% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). The withholding tax is reduced to 30% for dividends, distributions, and payments that are received for tax purposes after December 31, 2001. Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.


                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the exclusive underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett, as the Funds' principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:


                                               YEAR ENDED OCTOBER 31
                                       2001             2000              1999
Gross sales charge                  $ 3,099,029       $2,884,037       $2,562,452
Amount allowed to dealers           $ 2,705,298       $2,440,046       $2,199,701
                                    -----------       ----------       ----------
Net commissions
   received by Lord Abbett          $   393,731       $  443,991       $  367,751
                                    ===========       ==========       ==========


                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption, (or sale) of the Funds shares at the end of the measurement period. The Funds equate the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after-taxes on Fund distributions and redemption (or sale) of the Funds shares at the end of the measurement period. raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such distributions, and (iii) less taxes due on such Fund distributions and a redemption of the Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Funds distributions and a redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares total returns are shown at net asset value.

Using the computation methods described above the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of October 31, 2001, for each Fund, for one year and life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g. state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before and after tax returns are provided for Class A shares for the Funds. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                    1 YEAR           5 YEAR            10 YEAR    LIFE OF FUND
                                    ------           ------            -------   ---------------
ALPHA FUND
Class A shares
    Before Taxes                    -27.14%          -                 -           -4.85% (3/18/98)
Class A shares after
    Taxes on Distributions          -28.00%          -                 -           -5.36%
Class A shares after Taxes on
    Distributions and Sales of
    Fund shares                     -16.12%          -                 -           -3.97%
Class B shares                      -26.92%          -                 -           -4.67% (3/18/98)
Class C shares                      -23.99%          -                 -           -3.95% (3/18/98)

ALL VALUE FUND
Class A shares                      -12.57%          11.35%            -           13.08% (7/15/96)
Class B shares                      -12.10%          -                 -            9.19% (6/5/97)
Class C shares
    Before Taxes                    -8.55%           11.93%            -           13.19% (1/3/94)
Class C shares after
    Taxes on Distributions          -10.02%          10.31%            -           11.82%
Class C shares after Taxes on
    Distributions and Sales of
    Fund shares                       -3.67%           9.31%           -           10.63%
Class P shares                      -                -                 -           -9.23% (8/15/01)

INTERNATIONAL FUND
Class A shares
   Before Taxes                     -49.02%          -                 -           -3.45% (12/13/96)
Class A shares after
    Taxes on Distributions          -49.08%          -                 -           -4.04%
Class A shares after Taxes on
    Distributions and Sales of
    Fund shares                     -29.72%          -                 -           -2.85%
Class B shares                      -48.86%          -                 -           -5.37% (6/2/97)
Class C shares                      -46.96%          -                 -           -5.08% (6/2/97)
Class P shares                      -45.75%          -                 -          -14.54% (3/9/99)

WORLD BOND-DEBENTURES FUND
Class A shares
    Before Taxes                    -3.07%           -                 -           -0.13% (3/18/98)
Class A shares after
    Taxes on Distributions          -6.63%           -                 -           -3.81%
Class A shares after Taxes on
    Distributions and Sales of
    Fund shares                     -1.85%           -                 -           -1.87%
Class B shares                      -3.50%           -                 -            0.01% (3/18/98)
Class C shares                       0.28%           -                 -            0.59% (3/18/98)


Yield quotation for each Class of a fixed-income fund is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends, and interest earned by a class during the period minus the aggregate expenses attributable to the class accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended October 31, 2001 the yield for the Class A shares of the World Bond-Debenture Fund was 8.85%.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investment for which reliable performance information is available.


                                       12.
                              FINANCIAL STATEMENTS

The financial statements incorporated herein by reference from the Lord Abbett Securities Trust's 2001 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent auditors, as stated in its report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in account and auditing.

[LORD ABBET LOGO]


LORD ABBETT
     MICRO-CAP GROWTH FUND
     MICRO-CAP VALUE FUND

                                                                        MARCH 1,
                                                                         2002


PROSPECTUS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class A shares of the Funds are neither offered to the general public nor are available in all states. Please call 800-821-5129 for further information.

                               TABLE OF CONTENTS


                                 TheFUNDS                                   Page

    Information about the goal,       MICRO-CAP GROWTH FUND                   2
principal strategy, main risks,       MICRO-CAP VALUE FUND                    5
          performance, and fees       ADDITIONAL INVESTMENT INFORMATION       8
                   and expenses       MANAGEMENT                              9


                                YourINVESTMENT

       Information for managing       PURCHASES                               10
              your Fund account       SALES COMPENSATION                      12
                                      OPENING YOUR ACCOUNT                    13
                                      REDEMPTIONS                             13
                                      DISTRIBUTIONS AND TAXES                 14
                                      SERVICES FOR FUND INVESTORS             15


                           FinancialINFORMATION

           Financial highlights       MICRO-CAP GROWTH FUND                   16
                                      MICRO-CAP VALUE FUND                    17


                            AdditionalINFORMATION

        How to learn more about       BACK COVER
            the Funds and other
              Lord Abbett Funds

                                                           MICRO-CAP GROWTH FUND

GOAL

     The Fund's investment objective is long-term capital appreciation.


PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations of less than $500 million at the time of purchase. We consider these companies to be micro-cap companies. This market capitalization threshold may vary in response to changes in the markets. The Fund will provide shareholders with at least 60 days notice of any change in this 80% policy. Micro-cap companies represent the smallest sector of companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, American Depository Receipts, warrants and similar instruments.

     We use fundamental analysis to look for micro-cap companies that appear to have the potential for more rapid growth than the overall economy. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.


     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.



MAIN RISKS


     The Fund is subject to the general risks and considerations associated with equity investing, and the particular risks associated with micro-cap and growth stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.


     The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in micro-cap companies generally involves greater risks than investing in the stocks of larger companies. Micro-cap companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, micro-cap company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.



[SIDENOTE]


WE OR THE FUND OR MICRO-CAP GROWTH FUND refers to the Lord Abbett Micro-Cap Growth Fund, a series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.


GROWTH STOCKS exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but their prices also tend to be more volatile than value stocks, increasing the potential for loss.


MICRO-CAP STOCKS are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This increases the potential for loss.



2  The Funds

                                                           MICRO-CAP GROWTH FUND
PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

---------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
---------------------------------------------------------------------
[CHART]

01                     17.0%

BEST QUARTER    4th Q '01      +29.3%  WORST QUARTER   3rd Q '01       -21.1%
-----------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
===========================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2001
---------------------------------------------------------------------------


SHARE CLASS                                                     1 YEAR          LIFE OF FUND(1)
-----------                                                     ------          ---------------
Class A shares

  Return Before Taxes                                           10.29%            -14.94%
-----------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                           10.26%            -18.19%
-----------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares    6.27%            -13.17%
-----------------------------------------------------------------------------------------------
Center for Research Security                                    34.24%             11.02%(3)
Prices Index "CRSP 9-10 Index"(2)
  (reflects no deduction for fees, expenses or taxes)
-----------------------------------------------------------------------------------------------


(1)  The date of commencement of operations for Class A shares is 5/01/00.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 4/30/00 - 12/31/01, to correspond with the Class A period shown.



                                                                    The Funds  3

                                                           MICRO-CAP GROWTH FUND
FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


===============================================================================================================
FEE TABLE
---------------------------------------------------------------------------------------------------------------
                                                                                                        CLASS A
SHAREHOLDER FEES (Fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
---------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                                              5.75%
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(1)                                                      none(2)
---------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
---------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                                      1.50%
---------------------------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(3)                                                                0.39%
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                                                          1.27%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(4)                                                                 3.16%
---------------------------------------------------------------------------------------------------------------


(1) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(2) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(3) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(4) The annual operating expenses have been restated from fiscal year amounts to reflect an estimate of current fees.


================================================================================
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS        1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A shares      $876           $1,493            $2,134            $3,842
--------------------------------------------------------------------------------



[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.


12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

LORD ABBETT IS CURRENTLY WAIVING ITS MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES OF THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME. THE TOTAL OPERATING EXPENSE RATIO WITH THE MANAGEMENT FEE WAIVER AND EXPENSE REDUCTION IS ESTIMATED AT .39% OF AVERAGE NET ASSETS.



4  The Funds

                                                            MICRO-CAP VALUE FUND

GOAL

     The Fund's investment objective is long-term capital appreciation.


PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations of less than $500 million at the time of purchase. We consider these companies to be micro-cap companies. This market capitalization threshold may vary in response to changes in the markets. The Fund will provide shareholders with at least 60 days notice of any change in this 80% policy. Micro-cap companies represent the smallest sector of companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Equity securities, in which the Fund may invest may include common stocks, preferred stocks, convertible securities, American Depository Receipts, warrants, and similar instruments.

     We use fundamental analysis to look for micro-cap companies that appear to be undervalued. The Fund considers a stock undervalued if, in our view, its price does not reflect its potential worth. Because of their smaller size and low level of trading, micro-cap stocks are often overlooked or not closely followed by investors. The Fund will invest in companies that appear to have good prospects for improvement in earnings trends, asset values, or other positive attributes, which we believe to be important factors in determining the future market valuation for the company's stock. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.


     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with value stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in micro-cap companies generally involves greater risks than investing in the stocks of larger companies. Micro-cap companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, micro-cap company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.



[SIDENOTE]


WE OR THE FUND OR MICRO-CAP VALUE FUND refers to the Lord Abbett Micro-Cap Value Fund a series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.


VALUE STOCKS are stocks of companies which we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.


MICRO-CAP STOCKS are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This increases the potential for loss.



                                                                    The Funds  5

                                                            MICRO-CAP VALUE FUND
PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.


--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR)- CLASS A SHARES
--------------------------------------------------------------------------------

[CHART]

01                             27.4%

BEST QUARTER    2nd Q '01      +21.4%  WORST QUARTER   3rd Q '01       -13.6%
--------------------------------------------------------------------------------


     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



================================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2001
------------------------------------------------------------------------------------------------
SHARE CLASS                                                     1 YEAR           LIFE OF FUND(1)
-----------                                                     ------           ---------------
Class A shares
  Return Before Taxes                                           20.09%               28.00%
------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                           18.22%               22.43%
-------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares   12.45%               19.82%
-------------------------------------------------------------------------------------------------
Center for Research Security Prices                             34.24%               11.02%(3)
Index "CRSP 9-10 Index"(2)
  (reflects no deduction for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------


(1)  The date of commencement of operations for Class A shares is 5/01/00.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 4/30/00 - 12/31/01, to correspond with Class A period shown.



6  The Funds

                                                            MICRO-CAP VALUE FUND
FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


===============================================================================================================
FEE TABLE
---------------------------------------------------------------------------------------------------------------
                                                                                                        CLASS A
SHAREHOLDER FEES (Fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
---------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                                              5.75%
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(1)                                                      none(2)
---------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
---------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                                      1.50%
---------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(3)                                                                0.39%
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                                                          0.85%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(4)                                                                 2.74%
---------------------------------------------------------------------------------------------------------------


(1) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(2) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(3) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(4) The annual operating expenses have been restated from fiscal year amounts to reflect an estimate of current fees.

================================================================================
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS        1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A shares      $836           $1,376            $1,941            $3,469
--------------------------------------------------------------------------------



[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.


12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


LORD ABBETT IS CURRENTLY WAIVING ITS MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES OF THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME. THE TOTAL OPERATING EXPENSE RATIO WITH THE MANAGEMENT FEE WAIVER AND EXPENSE REDUCTION IS ESTIMATED AT .39% OF AVERAGE NET ASSETS.



                                                                    The Funds  7

ADDITIONAL INVESTMENT INFORMATION

     This section describes some investment techniques used by each Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     DEPOSITORY RECEIPTS. The Funds may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S; however, for purposes of the Funds' investment policies, ADRs are not treated as foreign securities.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over the counter market ("OTC"). A Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

     RISKS OF OPTIONS AND FUTURES. Fund transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Funds' assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by these securities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.


8  The Funds

MANAGEMENT

     The Funds' investment adviser is Lord, Abbett & Co., located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $42 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Under the Management Agreement between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. The annual rate is 1.5% of each Fund's average daily net assets. In addition, each Fund pays all expenses not expressly assumed by Lord Abbett.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

     MICRO-CAP GROWTH FUND. Stephen J. McGruder, Partner and Senior Investment Manager, heads the Fund's team, the other senior members are Lesley-Jane Dixon and John DiChiaro. Mr. McGruder joined Lord Abbett in 1995, is a holder of a Charter Financial Analyst designation, and has been in the investment business since 1969. Ms. Dixon, Equity Analyst, joined Lord Abbett in 1995, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1986. Mr. DiChiaro, Senior Strategy Coordinator - Small Cap Growth, joined Lord Abbett in 2000 from Wafra Investment Advisory Group where he served as Vice President. Mr. DiChiaro has been in the investment business since 1979.

     MICRO-CAP VALUE FUND. Robert P. Fetch, Partner and Senior Investment Manager, heads the Fund's team, the other senior members are Gerard S.E. Heffernan, Jr. and Gregory M. Macosko. Mr. Fetch joined Lord Abbett in 1995, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1983. Mr. Heffernan, Research Analyst, joined Lord Abbett in 1998 from CL Capital Management Company where he served as Portfolio Manager and Equity Research Analyst. Mr. Heffernan is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1988. Mr. Macosko, Senior Equity Analyst - Small Cap, joined Lord Abbett in 1996. Mr. Macosko has been in the investment business since 1991.


                                                                    The Funds  9

                                YOUR INVESTMENT

PURCHASES


     As of the date of this prospectus, the Funds offer Class A shares only to employees, partners, officers, directors or trustees of each Lord Abbett-sponsored funds and the spouses and children under the age of 21 of each such person, as well as retired persons who formerly held such positions. These are the only individuals who are eligible Purchasers with respect to Class A shares of the Funds. Eligible Purchasers may purchase shares at the net asset value ("NAV") per share determined after we receive the purchase order submitted in proper form.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     In the future, Class A shares may be offered to other investors, in which case a front-end sales charge normally will be added to the NAV as described below.



==================================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES
--------------------------------------------------------------------------------------------------
                                                           TO COMPUTE              MAXIMUM
                         AS A % OF        AS A % OF       OFFERING PRICE    DEALER'S CONCESSION
YOUR INVESTMENT       OFFERING PRICE   YOUR INVESTMENT    DIVIDE NAV BY    (% OF OFFERING PRICE)
--------------------------------------------------------------------------------------------------
Less than $50,000          5.75%           6.10%              .9425                 5.00%
--------------------------------------------------------------------------------------------------
$50,000 to $99,999         4.75%           4.99%              .9525                 4.00%
--------------------------------------------------------------------------------------------------
$100,000 to $249,999       3.95%           4.11%              .9605                 3.25%
--------------------------------------------------------------------------------------------------
$250,000 to $499,999       2.75%           2.83%              .9725                 2.25%
--------------------------------------------------------------------------------------------------
$500,000 to $999,999       1.95%           1.99%              .9805                 1.75%
--------------------------------------------------------------------------------------------------
$1,000,000 and over    No Sales Charge                       1.0000
--------------------------------------------------------------------------------------------------


An amount of up to 1% of an investment may be paid by the Fund to a dealer for purchases of $1 million or more and purchases by certain Retirement and Benefit Plans.

     REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may apply the value at public offering price of the Class A shares you already owned to a new purchase of Class A shares of any ELIGIBLE FUND in order to reduce the sales charge.

     - LETTER OF INTENTION - A Purchaser of Class A shares may purchase additional Class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention can be backdated 90 days. Current holdings under Rights of Accumulation may be included in a Letter of Intention.

     The term "Purchaser" includes: (1) an individual, (2) an individual, his or her spouse, and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code). Please note that more than one qualified employee benefit trust of a single employer,


[SIDENOTE]

NAV per Class A share of each Fund is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Trust's Board. Certain foreign securities that are primarily listed on foreign exchanges may trade on weekends or days when a Fund's NAV is not calculated. As a result, a Fund's NAV may be impacted on days when shareholders will not be able to purchase or redeem Fund shares.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Series Fund; (3) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett Family of Funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.



10  Your Investment
     including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee, be considered as one account; although, more than one beneficiary is involved.


     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE ATTACHED APPLICATION.

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -    purchases of $1 million or more,*

     - purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees,*

     - purchases for Retirement and Benefit Plans made through FINANCIAL INTERMEDIARIES that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,*

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett- sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett family of funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASERS WHO QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     * THESE CATEGORIES MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC").

================================================================================
CONTINGENT DEFERRED SALES CHARGE (CDSC)
--------------------------------------------------------------------------------
A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, each Fund redeems shares in the following order:

     1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

     2.   shares held for two years or more after the month of purchase (Class
          A)

     3. shares held the longest before the second anniversary after the month of purchase (Class A)


[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

-    Traditional, Rollover, Roth and Education IRAs

-    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-    Defined Contribution Plans

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, record-keepers, trustees, custodians, financial consultants and insurance companies.


                                                             Your Investment  11

     CLASS A SHARE CDSC. If you buy Class A shares of the Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares within 24 months after the month in which you initially purchased those shares, the Fund will normally collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

     The Class A share CDSC generally will not be assessed at the time of the following transactions:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett family of funds

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and LORD ABBETT DISTRIBUTOR pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources, as shown in the table "Fees and Expenses:" sales charges, which are paid directly by shareholders; and 12b-1 distribution fees which are paid by the Fund. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The total annualized 12b-1 fees payable with respect to Class A shares for the current fiscal year are approximated at .39% of Class A shares (consisting of .10% distribution fee, .25% service fee and one-time distribution fees of up to 1.00% payable at the time of sale to Authorized Institutions, such as your dealer, on certain qualifying purchases, which is amortized over a 24 month period, and an incremental marketing expense of approximately .03%). The Rule 12b-1 plans for Class A shares provide that the maximum payments that may be authorized by the Board of Trustees is .50%. Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the Fund and may be made in the form of cash or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares or shares of other Lord Abbett-sponsored funds.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett


[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


12  Your Investment

     Distributor uses its portion of the distribution fees attributable to the Fund's Class A shares for activities that are primarily intended to result in the sale of such Class A shares. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett


OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT
     -    Regular Account                                                $1,000
     --------------------------------------------------------------------------
     -    Individual Retirement Accounts and
          403(b) Plans under the Internal Revenue Code                     $250
     --------------------------------------------------------------------------
     -    Uniform Gift to Minor Account                                    $250
     --------------------------------------------------------------------------
     -    Invest-A-Matic                                                   $250
     --------------------------------------------------------------------------

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer that has a sales agreement with Lord Abbett Distributor, or you can fill out the attached application and send it to the Fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     NAME OF FUND
     P.O. Box 219100
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Funds must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Funds at 800-821-5129.

     BY EXCHANGE. Please call the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A shares CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Funds at 800-821-5129.


[SIDENOTE

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.


                                                             Your Investment  13

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any Legal Capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e. on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -    a redemption for $50,000 or more.

DISTRIBUTIONS AND TAXES

     Each Fund expects to pay you dividends from its net investment income annually and to distribute its net capital gains (if any) annually as "capital gains distributions".

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distribution of investment income and short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning Fund distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser


[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-    In the case of an estate -

     Robert A. Doe
     Executor of the Estate of
     John W. Doe

     [Date]

     [/s/ GUARANTOR]

-    In the case of a corporation -

     ABC Corporation

     Mary B. Doe

     By Mary B. Doe, President

     [Date]

     [/s/ GUARANTOR]



14  Your Investment
     regarding the treatment of such distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

================================================================================
FOR INVESTING

INVEST-A-MATIC      You may make fixed, periodic investments ($50 minimum) into
(Dollar-cost        your Fund  account by means of automatic money
averaging)          transfers from your bank checking  account. See
                    the attached application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

FOR SELLING SHARES

SYSTEMATIC          You may make regular withdrawals from most Lord Abbett
WITHDRAWAL          Funds. Automatic cash withdrawals will be paid to you from
PLAN ("SWP")        your account in fixed or variable amounts. To establish a
                    plan, the value of your shares must be at least $10,000, except for Retirement and Benefit Plans for which there is no minimum. Your shares must be in non-certificate form.

================================================================================

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct either Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. Each Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and will be taxable to you (see Distributions and Taxes section). Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you sell shares of the Funds, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Funds.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible
     Fund.



[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Funds and raise expenses. Accordingly, each Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all shareholders upon 60 days written notice. In addition, as stated under "Purchases", the Funds reserve the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Funds.


                                                             Your Investment  15

                                                           MICRO-CAP GROWTH FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

     This table describes the Fund's Class A performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2001 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


=======================================================================================================
                                                                                            5/1/2000(a)
                                                                     YEAR ENDED                 TO
PER SHARE OPERATING PERFORMANCE:                                     10/31/2001             10/31/2000
NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 13.18                $ 16.76
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                                 -(b)(e)             (.01)(b)
-------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss                                         (1.34)                 (3.57)
-------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                          (1.34)                 (3.58)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
-------------------------------------------------------------------------------------------------------
 Net investment income                                                     (.01)                     -
-------------------------------------------------------------------------------------------------------
 Net realized gain                                                        (2.34)                     -
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                       (2.35)                     -
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $  9.49                 $13.18
-------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                                                          (11.30)%               (21.36)%(d)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions                          .38%                   .18%(d)
-------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions                         4.02%                  1.36%(d)
-------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                               .04%                  (.04)%(d)
=======================================================================================================
                                                                                            5/1/2000(a)
                                                                     YEAR ENDED                 TO
SUPPLEMENTAL DATA:                                                   10/31/2001             10/31/2000

NET ASSETS, END OF PERIOD (000)                                          $2,266                $ 2,160
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                   80.17%                103.33%
-------------------------------------------------------------------------------------------------------


(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Amount is less than $.01.


16  Financial Information

                                                            MICRO-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

     This table describes the Fund's Class A performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2001 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


==============================================================================================
                                                                                  5/1/2000(a)
                                                           YEAR ENDED                 TO
PER SHARE OPERATING PERFORMANCE:                            10/31/2001            10/31/2000
NET ASSET VALUE, BEGINNING OF PERIOD                         $15.90                 $13.13
----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------
 Net investment income                                          .10(b)                 .07(b)
----------------------------------------------------------------------------------------------
 Net realized and unrealized gain                              2.20                   2.70
----------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                               2.30                   2.77
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
----------------------------------------------------------------------------------------------
 Net investment income                                         (.14)                     -
----------------------------------------------------------------------------------------------
 Net realized gain                                            (2.38)                     -
----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           (2.52)                    -
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $15.68                 $15.90
----------------------------------------------------------------------------------------------
TOTAL RETURN(c)                                               17.16%                 21.10%(d)
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions              .38%                   .17%(d)
----------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions             3.08%                  1.50%(d)
----------------------------------------------------------------------------------------------
 Net investment income                                          .64%                   .49%(d)
==============================================================================================
                                                                                  5/1/2000(a)
                                                           YEAR ENDED                 TO
SUPPLEMENTAL DATA:                                         10/31/2001             10/31/2000
NET ASSETS, END OF PERIOD (000)                              $4,889                 $2,032
----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                       52.63%                 82.02%
----------------------------------------------------------------------------------------------


(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.


                                                             Your Investment  17

ADDITIONAL INFORMATION

     More information on these Funds is available free upon request, including the following:

     ANNUAL/SEMI-ANNUAL REPORT
     Describes the Funds, lists portfolio holdings, contains a letter from each Fund's manager discussing recent market conditions, each Fund's investment strategies, and contains additional performance information.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI")
     Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).



     Lord Abbett Securities Trust
          Lord Abbett Micro-Cap Growth Fund
          Lord Abbett Micro-Cap Value Fund

                                                                     LAMC-1
                                                                     (3/02)

     SEC FILE NUMBER: 811-7358


[SIDENOTE]

TO OBTAIN INFORMATION


BY TELEPHONE. Call either Fund at: 888-522-2388

BY MAIL.  Write to either Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
wwwLordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from the
SEC: www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.

LORD ABBETT [LOGO]


Lord Abbett Mutual Fund shares are distrubuted by:
          LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                               MARCH 1, 2002

                          LORD ABBETT SECURITIES TRUST
                        LORD ABBETT MICRO-CAP GROWTH FUND
                        LORD ABBETT MICRO-CAP VALUE FUND
                                    (CLASS A)


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund (each individually a "Fund" or collectively the "Funds"), dated March 1, 2002.


Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.

     TABLE OF CONTENTS                                              PAGE

     1.   Fund History                                                2
     2.   Investment Policies                                         2
     3.   Management of the Funds                                     8
     4.   Control Persons and Principal Holders of Securities        15
     5.   Investment Advisory and Other Services                     15
     6.   Brokerage Allocations and Other Practices                  16
     7.   Capital Stock and Other Securities                         17
     8.   Purchases, Redemptions and Pricing                         20
     9.   Taxation of the Funds                                      23
     10.  Underwriter                                                24
     11.  Performance                                                25
     12.  Financial Statements                                       26

                                       1.
                                  FUND HISTORY

The Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993 with an unlimited amount of shares of beneficial interest authorized. The Trust has six funds or series, but only shares of Class A of Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund are described in this Statement of Additional Information. Class A shares of the Funds are only offered to current employees, partners, and officers, directors or trustees of each of Lord Abbett-sponsored funds and the spouses and children under the age of 21 of each such employee, officer, director or trustee.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions in this Section will be determined at the time of the purchase or sale by the Funds.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies that may be changed by the Board of Trustees without shareholder approval.

Each Fund may not:

     (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees;

     (4) invest in securities issued by other investment companies except to the extent permitted by applicable law (the All Value Fund and the International Fund, additional series of the Trust, may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

     (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of its total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.
          S. Government, its agencies or instrumentalities);

     (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of its officers or trustees or by one or more of its partners or members or underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and Statement of Additional Information, as they may be amended from time to time; or

     (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than its shares.

PORTFOLIO TURNOVER. For the fiscal years ended October 31, 2001 and 2000, the portfolio turnover rate was 80.17% and 103.33% for the Micro-Cap Growth Fund 52.63% and 82.02% for the Micro-Cap Value Fund, respectively.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following section provides further information on certain types of investments and investment techniques that may be used by each Fund.

BORROWING MONEY. Each Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets. If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CLOSED-END INVESTMENT COMPANIES. Each Fund may invest in shares of closed-end investment companies in the primary or secondary market, if the transaction fee or commission is no greater than the customary broker's fee or commission.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approached or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

DEPOSITORY RECEIPTS. The Funds may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S, however, for purposes of the Funds' investment policies, ADRs are not treated as foreign securities.

FOREIGN SECURITIES. Each Fund may invest 10% of its net assets in foreign securities that are primarily traded outside the United States. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
     - Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may, with Board authorization, engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.
     - Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.
     - The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.
     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.
     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES CONTRACTS. Each Fund may, with Board authorization, seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays the good faith deposit described below.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when the Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any futures contracts and have no present intent to do so.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.
     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
     - Certain restricted securities, unless the Board determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Funds may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Funds indirectly will bear their proportionate share of any management fees and other expenses paid by the investment companies in which they invest. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

The Funds may, consistent with their investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Funds may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of the securities of such an investment company may not perfectly parallel the price movement of the underlying index.

SECURITIES LENDING. Each Fund may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. The Funds may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Funds and is acting as a "placing broker." No fee will be paid to affiliated persons of the Funds.

By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

LISTED OPTIONS ON SECURITIES. The Funds may purchase and write national securities exchange-listed put and call options on equity securities. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolios in an attempt to increase its income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Funds forgo the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund also may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Each Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's assets and the covered call options have an aggregate market value of less than 25% of the Fund's net assets.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Funds may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses. The use of options can also increase the Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. The Funds may invest in preferred stock, warrants and rights. Each Fund may invest in rights and warrants to purchase securities, including warrants that are not listed on the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") in an amount not to exceed 5% of the value of the Fund's gross assets. Each Fund will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the NYSE or AMEX, except when they form a unit with other securities. As a matter of operating policy, each Fund will not invest more than 5% of its net assets in rights.

Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than markets for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. The Funds require at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Funds and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Funds intend to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. The Funds will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security-to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each
Fund will attempt to minimize this risk by managing its duration. A Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

WHEN ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

TEMPORARY DEFENSIVE INSTRUMENTS. As described in each of the prospectus the Funds is authorized to invest temporarily a substantial amount, or even all, of its total assets in various short-term fixed income securities to take a defensive position. These securities include:

     - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.
     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.
     - Repurchase agreements. As described above, repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed-upon price.


                                       3.
                             MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees is responsible for the management of the business and affairs of the Funds in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board. As discussed fully below, the Board also initially approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser.

The following Trustee is the Managing Partner of Lord, Abbett & Co. ("Lord Abbett"), and is an "interested person" as define in the Act. Mr. Dow is also an officer, director, or trustee of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.



NAME AND                               CURRENT POSITION     PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH                          LENGTH OF SERVICE    DURING PAST FIVE YEARS                 DIRECTORSHIPS
-------------                          -----------------    ----------------------                 -------------------
ROBERT S. DOW                          Trustee since 1993;   Managing Partner and Chief            N/A
90 Hudson Street                       Chairman and          Investment Officer of Lord Abbett
Jersey City, New Jersey                President since 1996  since 1996.
Date of Birth: 3/8/1945


The following outside Trustees are also directors or trustees of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.


NAME, ADDRESS AND                      CURRENT POSITION     PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH                          LENGTH OF SERVICE    DURING PAST FIVE YEARS                 DIRECTORSHIPS
-------------                          -----------------    ----------------------                 -------------------
E. THAYER BIGELOW,                     Trustee since 1994    Managing General Partner, Bigelow     Currently serves as a
Bigelow Media, LLC                                           Media, LLC (since 2000); Senior       director of Crane Co. and
717 Fifth Avenue, 26th Floor                                 Adviser, Time Warner Inc. (1998 -     Huttig Building Products
New York, New York                                           2000); Acting Chief Executive         Inc.
Date of Birth: 10/22/1941                                    Officer of Courtroom Television
                                                             Network  (1997 - 1998); President
                                                             and Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc.
                                                             (1991 - 1997).

WILLIAM H.T. BUSH                      Trustee since 1998    Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                                   Board of the financial advisory       director of Rightchoice
101 South Hanley Rd, Suite 1025                              firm of Bush-O'Donnell & Company      Managed Care, Inc.,
St. Louis, Missouri                                          (since 1986).                         Mississippi Valley
Date of Birth: 7/14/1938                                                                           Bancorp, DT Industries
                                                                                                   Inc., and Engineered
                                                                                                   Support Systems, Inc.

ROBERT B. CALHOUN, JR.                 Trustee since 1998    Managing Director of Monitor          Currently serves as
Monitor Clipper Partners                                     Clipper Partners (since 1997) and     director of Avondale,
Two Canal Park                                               President of Clipper Asset            Inc., Avondale Mills,
Cambridge, Massachusetts                                     Management Corp., both private        Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                                    equity investment funds (since        Inc., Integrated
                                                             1991).                                Graphics, Inc., and
                                                                                                   Interstate Bakeries Corp.

STEWART S. DIXON                       Trustee since 1993    Partner in the law firm of  Wildman,
Wildman, Harrold, Allen & Dixon                              Harrold, Allen & Dixon (since 1967).
225 W. Wacker Drive, Suite 2800
Chicago, Illinois
Date of Birth: 11/5/1930


                                       9

FRANKLIN W. HOBBS                      Trustee since 2001    Chief Executive Officer of Houlihan   Currently serves as
Houlihan Lokey Howard & Zukin                                Lokey Howard & Zukin, an investment   director of Adolph Coors
685 Third Ave.                                               bank (January 2002 to present);       Company.
New York, New York                                           Chairman of Warburg Dillon Read
Date of Birth: 7/30/1947                                     (1999 - 2000); Global Head of
                                                             Corporate Finance of SBC Warburg
                                                             Dillon Read (1997 - 1999); Chief
                                                             Executive Officer of Dillon, Read &
                                                             Co. (1994 - 1997).

C. ALAN MACDONALD                      Trustee since 1993    Retired - Special Projects            Currently serves as
415 Round Hill Road                                          Consulting (since 1992).              director of Fountainhead
Greenwich, Connecticut                                                                             Water Company, Careside,
Date of Birth: 5/19/1933                                                                           Inc., Lincoln Snacks,
                                                                                                   J.B. Williams Co., Inc.
                                                                                                   (personal care products),
                                                                                                   and Seix Fund, Inc.  Seix
                                                                                                   Fund, Inc. is a
                                                                                                   registered investment
                                                                                                   company that is advised
                                                                                                   by Seix Investment
                                                                                                   Advisors Inc. Seix
                                                                                                   Investment Advisors
                                                                                                   Inc.'s Chairman, CEO, and
                                                                                                   Chief Investment Officer
                                                                                                   is married to Robert Dow,
                                                                                                   the Fund's Chairman and
                                                                                                   President and Managing
                                                                                                   General Partner of Lord
                                                                                                   Abbett.

THOMAS J. NEFF                         Trustee since 1993    Chairman of Spencer Stuart U.S., an   Currently serves as
Spencer Stuart, U.S.                                         executive search consulting firm      director of Ace, Ltd. and
277 Park Avenue                                              (since 1976).                         Exult, Inc.
New York, New York
Date of Birth: 10/2/1937




None of the officers listed below have received compensation from the Funds. All the officers of the Funds may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.



                                   CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
NAME AND (DATE OF BIRTH)           WITH FUND            OF CURRENT POSITION       DURING PAST FIVE YEARS
------------------------           ---------            -------------------       ----------------------
Robert P. Fetch (2/18/1953)        Executive Vice       Elected in 1999           Partner and Small-Cap Value Senior
                                   President                                      Investment Manager, joined Lord Abbett in
                                                                                  1995.

Robert I. Gerber (5/29/1954)       Executive Vice       Elected in 2000           Partner and Director of Taxable Fixed Income
                                   President                                      Management, joined Lord Abbett in 1997
                                                                                  formerly Senior Portfolio Manager of Sanford
                                                                                  C. Bernstein & Co. Inc.


                                       10

Ingrid C. Holm (3/21/1959)         Executive Vice       Elected in 2001           Investment Manager-Global Equity, joined
                                   President                                      Lord Abbett in 2001, formerly International
                                                                                  Portfolio Manager of Batterymarch Financial
                                                                                  Management, Inc. from 2000 to 2001, prior
                                                                                  thereto held various positions at the
                                                                                  Prudential Insurance Company of America.

W. Thomas Hudson, Jr.              Executive Vice       Elected in 1997           Partner and Investment Manager, joined Lord
(12/16/1941)                       President                                      Abbett in 1982.

Stephen J. McGruder (11/14/1943)   Executive Vice       Elected in 1999           Partner and Senior Investment Manager,
                                   President                                      joined Lord Abbett in 1995.

Robert G. Morris (11/06/1944)      Executive Vice       Elected in 1998           Partner and Director of Equity Investments,
                                   President                                      joined Lord Abbett in 1991.

Eli M. Salzmann (3/24/1964)        Executive Vice       Elected in 2000           Partner and Director of Institutional Equity
                                   President                                      Investments, joined Lord Abbett in 1997,
                                                                                  formerly a Portfolio Manager Analyst at Mutual
                                                                                  of America from 1996 to 1997, prior thereto
                                                                                  Vice President at Mitchell Hutchins Asset
                                                                                  Management.

Joan A. Binstock (3/4/1954)        Vice President       Elected in 2000           Partner and Chief Operations Officer, joined
                                                                                  Lord Abbett in 1999, prior thereto Chief
                                                                                  Operating Officer of Morgan Grenfell.

David G. Builder (1/4/1954)        Vice President       Elected in 2001           Equity Analyst, joined Lord Abbett in 1998,
                                                                                  formerly Equity Analyst at Bear Stearns.

Daniel E. Carper (1/22/1952)       Vice President       Elected in 1993           Partner, joined Lord Abbett in 1979.

John J. DiChiaro (7/30/1957)       Vice President       Elected in 2000           Senior Strategy Coordinator-Small Cap
                                                                                  Growth, joined Lord Abbett in 2000, prior
                                                                                  thereto Vice President - Securities Group of
                                                                                  Wafra Investment Advisory Group.

Lesley-Jane Dixon (1/1/1964)       Vice President       Elected in 1999           Equity Analyst, joined Lord Abbett in 1995.

Daniel H. Frascarelli (3/11/1954)  Vice President       Elected in 2001           Investment Manager, joined Lord Abbett in
                                                                                  1990.

Michael S. Goldstein (10/29/1968)  Vice President       Elected in 2000           Fixed Income Investment Manager, joined Lord
                                                                                  Abbett in 1997, prior thereto Assistant President
                                                                                  of Credit Suisse Asset Management.

Gerard S. E. Heffernan, Jr.        Vice President       Elected in 1999           Research Analyst, joined Lord Abbett in
(9/7/1963)                                                                        1998, prior thereto Portfolio Manager at CL
                                                                                  Capital Management Company.

Paul A. Hilstad (12/13/1942)       Vice  President and  Elected in 1996           Partner and General Counsel, joined Lord
                                   Secretary                                      Abbett in 1995.


                                       11

Lawrence H. Kaplan (1/16/1957)     Vice  President and  Elected in 1998           Partner and Deputy  General  Counsel,  joined
                                   Assistant Secretary                            Lord  Abbett  in  1997,  prior  thereto  Vice
                                                                                  President   and  Chief   Counsel  of  Salomon
                                                                                  Brothers Asset Management Inc.

Jerald Lanzotti (6/12/1967)        Vice President       Elected in 1999           Fixed Income Investment Manager, joined Lord
                                                                                  Abbett in 1996.

Gregory M. Macosko (3/4/1947)      Vice President       Elected in 1999           Senior Equity Analyst-Small Cap, joined Lord
                                                                                  Abbett in 1996, prior thereto Equity Analyst
                                                                                  and Portfolio Manager at Royce Associates.

A. Edward Oberhaus, III            Vice President       Elected in 1993           Manager of Equity Trading, joined Lord
(12/21/1959)                                                                      Abbett in 1983.

Tracie E. Richter (1/12/1968)      Vice President       Elected in 2000           Director of Operations  and Fund  Accounting,
                                                                                  joined  Lord  Abbett in 1999,  formerly  Vice
                                                                                  President  - Head of Fund  Administration  of
                                                                                  Morgan  Grenfell  from  1998 to  1999,  prior
                                                                                  thereto Vice President of Bankers Trust.

Christina T. Simmons (11/12/1957)  Vice President and   Elected in 2000           Assistant General Counsel, joined Lord
                                   Assistant Secretary                            Abbett in 1999, formerly Assistant General
                                                                                  Counsel of Prudential Investments from 1998 to
                                                                                  1999, prior thereto Counsel of Drinker, Biddle
                                                                                  & Reath LLP, a law firm.

Christopher J. Towle (10/12/1957)  Vice President       Elected in 1999           Partner and Investment Manager, joined Lord
                                                                                  Abbett in 1987.

Francie W. Tai (6/11/1965)         Treasurer            Elected in 2000           Director of Fund Administration, joined Lord
                                                                                  Abbett in 2000, formerly Manager of Goldman
                                                                                  Sachs from 1997 to 2000, prior thereto
                                                                                  Assistant Vice President of Bankers Trust.



COMMITTEES
The standing committees of the Board of Trustees are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs, and MacDonald. The Audit Committee provides assistance to the Board of Trustees in fulfilling its responsibilities relating to corporate accounting, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent auditors and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs. Dixon, Hobbs, and Neff, and Mr. Dow. The Proxy Committee assists the Board of Trustees in fulfilling its responsibilities relating to the voting of securities held by the Funds. During the past fiscal year, the Proxy Committee met once.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met four times.

APPROVAL OF ADVISORY CONTRACT
At meetings on December 12, 2001, the Board and its outside Trustees considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Trustees had reviewed throughout the course of the year, the Trustees received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

INFORMATION RECEIVED BY THE OUTSIDE TRUSTEES. The materials received by the Trustees included, but were not limited to, (1) information on the investment performance of each Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size,
(3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing each Fund.

In considering whether to approve the continuation of the management agreement, the Board and the outside Trustees did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board and the outside Trustees in connection with their approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board and the outside Trustees considered the investment management services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board and the outside Trustees reviewed each Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board and the outside Trustees also considered whether each Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board and the outside Trustees considered the qualifications of the personnel providing investment management services to each Fund, in light of the fund's investment objective and discipline. Among other things, they considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board and the outside Trustees considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including each Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board and the outside Trustees considered each class' expense ratios and the expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board and the outside Trustees considered the level of Lord Abbett's profits in managing the Funds, including a review of Lord Abbett's methodology for allocating its costs to its management of each Fund. The Board and the outside Trustees concluded that the allocation methodology had a reasonable basis and was appropriate. They considered the profits realized by Lord Abbett in connection with the operation of each Fund and whether the amount of profit is fair for the management of each Fund. They also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to each Fund's business. The Board and the outside Trustees also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board and the outside Trustees considered whether there have been any economies of scale in managing each Fund, whether each Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board and the outside Trustees considered the character and amount of fees paid by each Fund and each Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board and the outside Trustees also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund.

ALTERNATIVE ARRANGEMENTS. The Board and the outside Trustees considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of each Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board and the outside Trustees unanimously voted to approve continuation of the existing management agreement.


COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Funds and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Funds for outside Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



(1)                                 (2)                                (3)
                                                                       FOR YEAR ENDED
                                    FOR FISCAL YEAR ENDED              DECEMBER 31, 2001
                                    OCTOBER 31, 2001                   TOTAL COMPENSATION
                                    AGGREGATE COMPENSATION             PAID BY THE TRUST AND
                                    ACCRUED BY                         THIRTEEN OTHER LORD
NAME OF TRUSTEE                     THE FUNDS(1)                       ABBETT-SPONSORED FUNDS(2)
---------------                     -----------------                  -------------------------
E. Thayer Bigelow                   $17                                $86,000
William H.T. Bush                   $17                                $87,400
Robert B. Calhoun, Jr.              $17                                $86,000
Stewart S. Dixon                    $17                                $86,200
Franklin W. Hobbs                   $13                                $85,000
C. Alan MacDonald                   $17                                $86,000
Thomas J. Neff                      $17                                $85,000



1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. In addition, $25,000 of each director/trustee's retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan.

2. The third column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2001, including fees directors/trustees have chosen to defer.

The following chart provides each Trustee's equity ownership of the Funds and ownership of the Lord Abbett-sponsored Funds as of December 31, 2001.



                                   DOLLAR RANGE OF TRUSTEE OWNERSHIP IN THE FUNDS      AGGREGATED DOLLAR RANGE OF
                                                                                       TRUSTEE OWNERSHIP IN LORD
     NAME OF TRUSTEE              MICRO-CAP GROWTH FUND       MICRO-CAP VALUE FUND     ABBETT SPONSORED FUNDS
     ---------------              ---------------------       -------------------      ---------------------
     Robert S. Dow                    Over $100,000              Over $100,000                 Over $100,000
     E. Thayer Bigelow                     None                       None                     Over $100,000
     William H. T. Bush                    None                       None                   $50,001-$100,000
     Robert B. Calhoun, Jr.                None                       None                     Over $100,000
     Stewart S. Dixon                      None                       None                     Over $100,000
     Franklin W. Hobbs                  $1-$10,000                 $1-$10,000               $50,001 - $100,000
     C. Alan MacDonald                     None                       None                     Over $100,000
     Thomas J. Neff                        None                       None                     Over $100,000



Note: The dollar amounts shown above include deferred compensation to the Trustees deemed invested in Fund shares. The amounts ultimately received by the directors/trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.


CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Each Fund is currently only being offered to partners and employees of Lord Abbett and to officers and directors or trustees of each Lord Abbett-sponsored fund (including and retired persons who formerly held such positions), and the spouses and children under the age of 21of each such employees, officer, director or trustee. As of February 6, 2002, our officers and directors/trustees, as a group, owned approximately 47% of Micro-Cap Growth Funds' outstanding shares of Class A, and 60% of Micro-Cap Value Fund's outstanding shares of Class A. As of February 6, 2002, there were no other record holders of 5% or more of each Fund's outstanding shares.


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is each Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or trustees of the Trust: Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Robert P. Fetch, Robert I. Gerber, Lawrence H. Kaplan, Paul A. Hilstad, W. Thomas Hudson, Stephen J. McGruder, Robert G. Morris, Eli M. Salzmann, and Christopher J. Towle. The other general partners are: Zane E. Brown, John E. Erard, Daria L. Foster, Michael A. Grant, Robert J. Noelke, R. Mark Pennington, Douglas B. Sieg, Edward von der Linde and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month at an annual rate of 1.50 of 1%. These fees are allocated among the separate classes based on such class' proportionate share of each Fund's average daily net assets. For the fiscal years ended October 31, 2001 and 2000, such fees amounted to $31,259 and $31,528 for Micro-Cap Growth Fund; and $45,820 and $24,354 for Micro-Cap Value Fund. For the fiscal years ended October 31, 2001 and 2000, such fees were waived.


Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.


CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board of Trustees have approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates each Fund's net asset value.


TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, are the independent auditors of each Fund and must be approved at least annually by the Board of Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for each Fund, including the examination of financial statements included in each Fund's Annual Report to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett, with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of each Fund and/or shares of other Lord-Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to each Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.


During the fiscal years ended October 31, 2001 and 2000, the Funds paid total brokerage commissions on transactions of securities to independent broker-dealers of $15,065, and $9,254, respectively.


                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. Each Fund offers investors Class A and Class Y shares of the Funds to eligible investors as described in the Prospectus. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Only Class A is described in this Statement of Additional Information. As of the date of this Statement of Additional Information, the Funds offer Class A shares only to employees, partners, officers, directors or trustees of each Lord Abbett-sponsored funds and the spouses and children under the age of 21 of each such person, as well as retired persons who formerly held such positions. These are the only individuals who are eligible Purchasers with respect to Class A shares of the Funds. Eligible Purchasers may purchase share at the net asset value ("NAV") per share determined after we receive the purchase order submitted in proper form

In the future, Class A shares may be offered to other investors, in which case a front-end sales charge normally will be added to the NAV as described below.


All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

Shareholder Liability. Delaware law provides that Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration of Trust, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares". If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1%.


RULE 12b-1 CLASS A PLANS
CLASS A. Each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the Funds' Class A, the "A Plan". The principal features of the Plan are described in the Prospectus; however, this Statement of Additional Information contains additional information that may be of interest to investors. The Class A Plan is a compensation plan allowing a fixed fee to Lord Abbett that may be more or less than the expenses Lord Abbett actually incurs. In adopting the Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. The A Plan compensates Lord Abbett for financing activities primarily intended to sell shares of the Funds. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett also uses amounts received under the Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

The amounts paid by each Fund pursuant to each A Plan for the fiscal year ended October 31, 2001, in connection with advertising and marketing activities, and payments to dealers were:
Micro-Cap Growth  Fund     --   $503 and  $7,351 totaling $7,854
Micro-Cap Value Fund       --   $776 and  $10,738 totaling $11,514


Each A Plan requires the Board of Trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board of Trustees reasonably requests to enable it to make an informed determination of whether the plans should be continued. Each A Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Trustees, including a majority of the outside Trustees. As long as the Plans are in effect, the selection or nomination of outside Trustees is committed to the discretion of the outside Trustees.


Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Trustees or by vote of a majority of its class' outstanding voting securities.


CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

GENERAL. The percentage (1% in the case of Class A) used to calculate CDSCs described above for the Class A shares is sometimes hereinafter referred to as the "Applicable Percentage."


With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett family of funds. In the case of Class A the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund.


In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee or (iv) shares which, together with exchanged shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A shareholders.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A shares.


                                       8.
                             PURCHASES, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank chosen by the investment manager. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees. The Board of Trustees will monitor, on an ongoing basis, each Fund's method of valuation.


NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made though Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, g) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, h) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or i) purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett family of funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge.


Our Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of our directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationship.


The net asset values and maximum offering prices of each Fund's Class A shares on October 31, 2001 were computed as follows:



                                                               MICRO-CAP       MICRO-CAP
                                                              GROWTH FUND      VALUE FUND
                                                              -----------      ----------
Net asset value per share (net assets
  divided by shares outstanding)                              $9.49             $15.68

Maximum offering price per share
  (net asset value divided by .9425 in both cases)            $10.07            $16.64


EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except LASF. The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other
Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares.
Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired
Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.


LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in Class A shares of a Lord Abbett-sponsored fund (other than shares of LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to Class A shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge ). Class A shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Class A shares of Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to Class A shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge) so that a current investment, plus the purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.


REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.


                                       9.
                              TAXATION OF THE FUND

Each Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund so qualifies, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income. Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

Dividends paid by a Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that a Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the character and timing of the recognition of gains and losses by a Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that you will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund.

You may be subject to a 30.5% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). The withholding tax is reduced to 30% for dividends, distributions, and payments that are received for tax purposes after December 31, 2001. Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.


                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the exclusive underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last two fiscal years, Lord Abbett, as the Funds' principal underwriter, received no commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares.


                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption, (or sale) of the Funds shares at the end of the measurement period. The Funds equate the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after-taxes on Fund distributions and redemption (or sale) of the Funds shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such distributions, and (iii) less taxes due on such Fund distributions and a redemption of the Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Funds distributions and a redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value).

Using the computation methods described above the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of October 31, 2001, for each Fund, for one year and life of Fund where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g. state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before and after tax returns are provided for Class A shares for the Funds. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                    1 YEAR              LIFE OF FUND
                                    ------              ------------
MICRO-CAP GROWTH FUND
Class A shares
    Before Taxes                    -16.07%             -24.37% (5/1/2000)
Class A shares after
    Taxes on Distributions          -21.33%             -27.55%
Class A shares after Taxes on
    Distributions and Sales of
    Fund shares                     -8.59%              -20.26%

MICRO-CAP VALUE FUND
Class A share
    Before Taxes                    10.42%              21.36% (5/1/2000)
Class A shares after
    Taxes on Distributions          4.15%               16.72%
Class A shares after Taxes on
    Distributions and Sales of
    Fund shares                     6.27%               14.69%

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investment for which reliable performance information is available.


                                       12.
                              FINANCIAL STATEMENTS

The financial statement incorporated herein by reference from Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund's and Lord Abbett Micro-Cap Value Fund's 2001 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent auditors, as stated in its report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

--------------------------------------------------------------------------------
LORD ABBETT                                                            [GRAPHIC]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                        MARCH 1,
                                                                            2002



                                                                      PROSPECTUS

                                                                  CLASS Y SHARES
--------------------------------------------------------------------------------

LORD ABBETT


     MICRO-CAP GROWTH FUND

     MICRO-CAP VALUE FUND

     INTERNATIONAL FUND

















--------------------------------------------------------------------------------
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class Y shares of the Funds are neither offered to the general public nor are available in all states.

Please call 800-821-5129 for further information.

                               Table of Contents

                                              THE FUNDS                                PAGE
Information about the goal,                   Micro-Cap Growth Fund                      2
principal strategy, main risks,               Micro-Cap Value Fund                       5
performance, and fees                         International Fund                         8
and expenses                                  Additional Investment Information          11
                                              Management                                 13

                                              YOUR INVESTMENT

Information for managing                      Purchases                                  14
your Fund account                             Redemptions                                15
                                              Distributions and Taxes                    16
                                              Services For Fund Investors                16

                                              FINANCIAL INFORMATION

Financial highlights                          Micro-Cap Growth Fund                      17
                                              Micro-Cap Value Fund                       18
                                              International Fund                         19

                                              ADDITIONAL INFORMATION

How to learn more about the                   Back Cover
Funds and other Lord Abbett Funds

                                                           MICRO-CAP GROWTH FUND

GOAL

     The Fund's investment objective is long-term capital appreciation.


PRINCIPAL STRATEGY

     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations of less than $500 million at the time of purchase. We consider these companies to be micro-cap companies. This market capitalization threshold may vary in response to changes in the markets. The Fund will provide shareholders with at least 60 days notice of any change in this 80% policy. Micro-cap companies represent the smallest sector of companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, American Depository Receipts, warrants and similar instruments.

     We use fundamental analysis to look for micro-cap companies that appear to have the potential for more rapid growth than the overall economy. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, and the particular risks associated with micro-cap and growth stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in micro-cap companies generally involves greater risks than investing in the stocks of larger companies. Micro-cap companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setback or economic downturns. In addition, micro-cap company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]
WE OR THE FUND OR MICRO-CAP GROWTH FUND refers to the Lord Abbett Micro-Cap Growth Fund, a series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

GROWTH STOCKS exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but their prices also tend to be more volatile than value stocks, increasing the potential for loss.


MICRO-CAP STOCKS are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This increases the potential for loss.



2 | The Funds

                                                           MICRO-CAP GROWTH FUND

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

[CHART]

00    -22.9%
01     17.4%

BEST QUARTER   4th Q '01   +29.3%            WORST QUARTER  3rd Q '01    -21.0%
--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class Y shares compared to those of a broad-based securities market index.


     The after-tax returns for Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2001
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------

SHARE CLASS                                                  1 YEAR       LIFE OF FUND(1)

Class Y shares
  Return Before Taxes                                          17.38%          3.38%
------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                          17.23%         -0.70%
------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions
and Sale of Fund Shares                                        10.58%          0.83%
------------------------------------------------------------------------------------------------
Center for Research Security                                   34.24%         19.02%(3)
Prices Index "CRSP 9-10 Index"(2)
  (reflects no deduction for fees, expenses or taxes)
------------------------------------------------------------------------------------------------


(1)  The date of commencement of operations for Class Y is 7/9/99.
(2) The performance of the index is not necessarily representative of the Fund's performance.
(3) This represents total return for the period 6/30/99 - 12/31/01 to correspond with Class Y inception date.


                                                                   The Funds | 3

                                                           MICRO-CAP GROWTH FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

                                                                        CLASS Y

SHAREHOLDER FEES (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering price)               none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                              none
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from fund assets)
 (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                         1.50%
--------------------------------------------------------------------------------
Other Expenses                                                             1.27%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       2.77%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS         1 YEAR         3 YEARS        5 YEARS        10 YEARS
Class Y shares       $280           $859          $1,464          $3,099
--------------------------------------------------------------------------------

[SIDENOTE]
MANAGEMENT FEES are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

LORD ABBETT IS CURRENTLY WAIVING ITS MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES OF THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME. THE TOTAL OPERATING EXPENSE RATIO WITH THE MANAGEMENT FEE WAIVER AND EXPENSE REDUCTION IS 0.00% OF AVERAGE NET ASSETS.


4 | The Funds

                                                            MICRO-CAP VALUE FUND

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations of less than $500 million at the time of purchase. We consider these companies to be micro-cap companies. This market capitalization threshold may vary in response to changes in the markets. The Fund will provide shareholders with at least 60 days notice of any change in this 80% policy. Micro-cap companies represent the smallest sector of companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Equity securities, in which the Fund may invest may include common stocks, preferred stocks, convertible securities, American Depository Receipts, warrants, and similar instruments.

     We use fundamental analysis to look for micro-cap companies that appear to be undervalued. The Fund considers a stock undervalued if, in our view, its price does not reflect its potential worth. Because of their smaller size and low level of trading, micro-cap stocks are often overlooked or not closely followed by investors. The Fund will invest in companies that appear to have good prospects for improvement in earnings trends, asset values, or other positive attributes, which we believe to be important factors in determining the future market valuation for the company's stock. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with value stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in micro-cap companies generally involves greater risks than investing in the stocks of larger companies. Micro-cap companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setback or economic downturns. In addition, micro-cap company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]
WE OR THE FUND OR MICRO-CAP VALUE FUND refers to the Lord Abbett Micro-Cap Value Fund a series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

VALUE STOCKS are stocks of companies which we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.


MICRO-CAP STOCKS are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This increases the potential for loss.



                                                                   The Funds | 5

                                                            MICRO-CAP VALUE FUND

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------
[CHART]

00     36.0%
01     27.9%

BEST QUARTER   2nd Q '01      +21.4%       WORST QUARTER    3rd Q '01     -13.5%
--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class Y shares compared to those of a broad-based securities market index.


     The after-tax returns for Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASS                                        1 YEAR       LIFE OF FUND(1)
Class Y shares
  Return Before Taxes                               27.89%        26.94%
--------------------------------------------------------------------------------
  Return After Taxes on Distributions               25.81%        22.85%
--------------------------------------------------------------------------------
  Return After Taxes on Distributions
  and Sale of Fund Shares                           17.21%        19.99%
--------------------------------------------------------------------------------
Center for Research Security Prices                 34.24%        19.02%(3)
Index "CRSP 9-10 Index"(2)
  (reflects no deduction for
  fees, expenses or taxes)
--------------------------------------------------------------------------------

(1)  The date of commencement of operations for Class Y is 7/9/99.

(2) The performance of the index is not necessarily representative of the Fund's performance.

(3) This represents total return for the period 6/30/99 - 12/31/01 to correspond with Class Y inception date.


6 | The Funds

                                                            Micro-Cap Value Fund

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

                                                                        CLASS Y

SHAREHOLDER FEES (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering price)             none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                            none
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)
 (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                       1.50%
--------------------------------------------------------------------------------
Other Expenses                                                           0.85%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     2.35%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS         1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class Y shares       $238             $733            $1,255            $2,686
--------------------------------------------------------------------------------


[SIDENOTE]
MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

LORD ABBETT IS CURRENTLY WAIVING ITS MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES OF THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME. THE TOTAL OPERATING EXPENSE RATIO WITH THE MANAGEMENT FEE WAIVER AND EXPENSE REDUCTION IS 0.00% OF AVERAGE NET ASSETS.


                                                                   The Funds | 7

                                                              International Fund

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund primarily invests in stocks of companies principally based outside the United States. Under normal circumstances, the Fund will invest at least 80% of its net assets in stocks of companies headquartered in at least three different countries outside the United States. The Fund normally intends to invest at least 65% of its net assets in stocks of small companies, those with market capitalizations of less than $2.5 billion; although, the Fund may also invest in stocks of larger companies. This market capitalization threshold may vary in response to changes in the markets. In selecting investments for the Fund, we look for:


     - developing global trends to identify industries that will produce above-trend sales growth,

     - companies we see as having the best potential for sales and profit growth, and

     -    companies whose shares are attractively valued.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Although some of the companies in which the Fund may invest may exhibit earnings and revenue growth above the market trend, the stocks of these companies may be more volatile and may drop in value if earnings and revenue growth do not meet expectations. In addition, the Fund is subject to the risks of investing in foreign securities and in the securities of small companies.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in the prices of small-company stocks, subjecting them to greater price fluctuations than larger companies.

     Foreign securities are securities that are primarily traded outside the United States. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

     Investing in both small and foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND OR INTERNATIONAL FUND refers to International Series, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

SMALL-COMPANY STOCKS are stocks of small companies which often are new and less established, with a tendency to be faster-growing but more volatile than large-company stocks.


8 | The Funds

                                                              International Fund

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------

[CHART]

98     15.8%
99     27.8%
00    -23.2%
01    -30.9%

BEST QUARTER     1st Q '98      +23.8%       WORST QUARTER    4th Q '00   -23.2%
--------------------------------------------------------------------------------


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of two broad-based securities market indices. The Fund intends to replace the Morgan Stanley Capital International European, Australasia and Far East Index with the Salomon Smith Barney Small Cap World ex-US Index, which more closely reflects the market sectors in which the Fund invests.

     The after-tax returns for Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2001
--------------------------------------------------------------------------------


SHARE CLASS                                                  1 YEAR     LIFE OF THE FUND(1)
Class Y shares                                                 -30.92%          -5.80%
------------------------------------------------------------------------------------------------
 Return Before Taxes
------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                           -30.92%          -6.50%
------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares                                       -18.83%          -4.74%
------------------------------------------------------------------------------------------------
Morgan Stanley Capital International European,
Australasia and Far East Index(2)
 (reflects no deduction for fees, expenses or taxes)           -21.21%           0.95%(3)
------------------------------------------------------------------------------------------------
Salomon Smith Barney Small Cap World ex-US Index
 (reflects no deduction for fees, expenses or taxes)           -13.59%           1.55%(3)
------------------------------------------------------------------------------------------------


(1)  The date of inception for Class Y shares is 12/30/97.
(2) The performance of the indices is not representative of the Fund's performance.
(3) This represents total return for the period 12/31/97 - 12/31/01, to correspond with Class Y inception date.



                                                                   The Funds | 9

                                                              International Fund

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

                                                                      CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                               none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                            none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets)
(as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                       0.75%
--------------------------------------------------------------------------------
Other Expenses                                                           0.85%
--------------------------------------------------------------------------------
Total Operating Expenses                                                 1.60%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS        1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class Y shares      $163             $505             $871             $1,900
--------------------------------------------------------------------------------


[SIDENOTE]
MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

10 | The Funds

ADDITIONAL INVESTMENT INFORMATION

     This section describes some investment techniques used by each Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     DEPOSITORY RECEIPTS. The Funds may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S; however, for purposes of the Funds' investment policies, ADRs are not treated as foreign securities.


     EMERGING COUNTRIES RISK. The International Fund may invest in emerging country securities. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

     EQUITY SECURITIES. Equity securities include common stocks, preferred stocks, convertible securities, depository receipts, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition and on market and economic conditions.

     FOREIGN CURRENCY TRANSACTIONS. The International Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques including spot and forward foreign exchange transactions, currency swaps, listed or OTC options on currencies, and currency futures and options on currency futures. There is no guarantee that these hedging activities will be successful, and they may result in losses. Although the Funds may use foreign exchange transactions to hedge against adverse currency movements, foreign exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Funds' hedging strategies will be ineffective. To the extent that the Funds hedge against anticipated currency movements which do not occur, the Funds may realize losses. Foreign Exchange transactions may subject the Funds to the risk that the counterparty will be unable to honor its financial obligation to the Funds, and the risk that relatively small market movements may result in large changes in the value of a foreign exchange instrument. If the Funds cross-hedge, the Funds will face the risk that the foreign exchange instrument purchased will not correlate as expected with the position being hedged.



                                                       FOR MORE INFORMATION | 11

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over the counter market ("OTC"). A Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


     LISTED OPTIONS ON SECURITIES. The Funds may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of shares at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds may write covered call options with respect to securities in their portfolios in an attempt to increase its income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Funds is covered when, among other things, the Funds segregate permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Each Fund will not purchase an option if, as a result of such purchase, more than 5% of its total assets would be invested in premiums for such options. Each Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets, except the International Fund may not exceed 25% of its net assets. Each Fund may only sell (write) covered call options having an aggregate market value of less than 25% of its total assets.


     RISKS OF OPTIONS AND FUTURES. Fund transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Funds' assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.


     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by these securities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.



12 | For More Information

MANAGEMENT


     The Funds' investment adviser is Lord, Abbett & Co., located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $42 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Under the Management Agreement between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets. The fee is calculated daily and payable monthly. The annual rates for each Fund are as follows:

     -    For Micro-Cap Growth Fund and Micro-Cap Value Fund the annual rate is
          1.5%.

     -    For the International Fund the annual rate is .75 of 1%.

     For the fiscal year ended October 31, 2001 Lord Abbett waived its entire management fee and subsidized other expenses of Micro-Cap Growth Fund and Micro-Cap Value Fund. In addition, each Fund pays all expenses not expressly assumed by Lord Abbett.


     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.


     MICRO-CAP GROWTH FUND. Stephen J. McGruder, Partner and Senior Investment Manager, heads the Fund's team, the other senior members are Lesley-Jane Dixon and John DiChiaro. Mr. McGruder joined Lord Abbett in 1995, is a holder of a Charter Financial Analyst designation, and has been in the investment business since 1969. Ms. Dixon, Equity Analyst, joined Lord Abbett in 1995, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1986. Mr. DiChiaro, Senior Strategy Coordinator - Small Cap Growth, joined Lord Abbett in 2000 from Wafra Investment Advisory Group where he served as Vice President. Mr. DiChiaro has been in the investment business since 1979.

     MICRO-CAP VALUE FUND. Robert P. Fetch, Partner and Senior Investment Manager heads the Fund's team, the other senior members are Gerard S.E. Heffernan, Jr. and Gregory M. Macosko. Mr. Fetch joined Lord Abbett in 1995, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1983. Mr. Heffernan, Research Analyst, joined Lord Abbett in 1998 from CL Capital Management Company where he served as Portfolio Manager and Equity Research Analyst. Mr. Heffernan is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1988. Mr. Macosko, Senior Equity Analyst - Small Cap, joined Lord Abbett in 1996. Mr. Macosko has been in the investment business since 1991.

     INTERNATIONAL FUND. The investment management team is headed by Ingrid C. Holm, Investment Manager-Global Equity Investment. The other senior member of the team is Robert G. Morris. Ms. Holm joined Lord Abbett in 2001 from Batterymarch Financial Management, Inc. where she served as Portfolio Manager-International from 2000 to 2001, prior thereto she held various positions at the Prudential Insurance Company of America, most recently as a Global Equity Portfolio Manager. Ms. Holm is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1982. Mr. Morris, Partner and Director of Equity Investments, joined Lord Abbett in 1991. Mr. Morris is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1971.



                                                       For More Information | 13

                                Your Investment

PURCHASES


     Class Y shares. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your order submitted in proper form. No sales charges apply. We reserve the right to withdraw all or part of the offering made by this prospectus, or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     WHO MAY INVEST? Class Y shares are currently available in connection with:
     (1) purchases by or on behalf of FINANCIAL INTERMEDIARIES for clients that pay the Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and /or LORD ABBETT DISTRIBUTOR specifically for such purchases; (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; (3) purchases by institutional investors, such as retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail securities business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.


     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the money to the Fund you selected (P.O. Box 219100, Kansas City, Missouri 64121). The minimum initial investment is $1 million except certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord


[SIDENOTE]
NAV per share for a Fund is calculated under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Trust's Board. Certain foreign securities that are primarily listed on foreign exchanges may trade on weekends or days when the Funds' NAV is not calculated. As a result, the Funds' NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


14 | Your Investment

     Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for directions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any Legal Capacity (i.e. , the authority of an individual to act on the behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e. on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -    a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

[SIDENOTE]
TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe

  [Date]

[GRAPHIC]

- In the case of a corporation
  ABC Corporation

  Mary B. Doe

  By Mary B. Doe, President

  [Date]

[GRAPHIC]


                                                            Your Investment | 15

DISTRIBUTIONS AND TAXES


     Each Fund expects to pay you dividends from its net investment income annually and to distribute its net capital gains (if any) annually as "capital gains distributions".

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distribution of investment income and short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to you.


     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.


     Certain tax reporting information concerning Fund distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.


SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the Fund.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.


     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


[SIDENOTE]
EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Fund and raise expenses. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Fund reserves the right to reject any purchase order, including any purchase orders from shareholders whose trading has been or may be disruptive to the Fund.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

16 | Your Investment

                                                           Micro-cap Growth Fund

                             Financial Information

Financial Highlights

     This table describes the Fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2001 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   CLASS Y SHARES
                                                                                     -----------------------------------------------
                                                                                                                 12/15/1998(a)
                                                                                         Year Ended 10/31             to
Per Share Operating Performance                                                        2001           2000        10/31/1999
NET ASSET VALUE, BEGINNING OF PERIOD                                                  $13.21         $12.57         $10.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                                   .04(b)         .04(b)         .02(b)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                                               (1.35)          1.73           2.55
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                       (1.31)          1.77           2.57
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                                  (.04)          (.02)           --
-------------------------------------------------------------------------------------------------
 Net realized gain                                                                     (2.34)         (1.11)           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                    (2.38)         (1.13)           --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                        $ 9.52         $13.21         $12.57
-------------------------------------------------------------------------------------------------
TOTAL RETURN(C)                                                                       (11.00)%        14.48%         25.70%(d)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions                                       .00%           .00%           .00%
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions                                      3.64%          2.33%          1.71%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                                   .42%           .22%           .19%(d)
====================================================================================================================================
                                                                                         Year Ended 10/31        12/15/1998(a)
                                                                                      -----------------------         to
Supplemental Data:                                                                      2001           2000       10/31/1999
NET ASSETS, END OF PERIOD (000)                                                           $7             $8         $1,404
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                80.17%        103.33%         41.18%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.



                                                      Financial Information | 17

                                                            Micro-cap Value Fund

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2001 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   CLASS Y SHARES
                                                                                     -----------------------------------------------
                                                                                                                 12/15/1998(a)
                                                                                         Year Ended 10/31             to
Per Share Operating Performance                                                        2001           2000        10/31/1999
NET ASSET VALUE, BEGINNING OF PERIOD                                                  $15.92         $10.75         $10.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                                   .16(b)      .14(b)         .12(b)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain                                                       2.19           5.19         .63
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                        2.35           5.33         .75
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                                  (.17)       (.09)              --
------------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                                                     (2.38)       (.07)              --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                    (2.55)       (.16)              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                        $15.72         $15.92         $10.75
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(C)                                                                        17.48%         50.12%          7.60%(D)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions                                       .00%           .00%           .00%
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions                                      2.70%          2.50%          1.80%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                                  1.02%          1.15%          1.08%(d)
====================================================================================================================================
                                                                                         Year Ended 10/31        12/15/1998(a)
                                                                                     ------------------------         to
Supplemental Data:                                                                      2001           2000       10/31/1999
NET ASSETS, END OF PERIOD (000)                                                          $14            $12         $1,152
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                52.63%         82.02%         30.38%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.



18 | Financial Information

                                                              International Fund

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2001 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

====================================================================================================================================
                                                                                                                 12/30/1997(a)
                                                                          Year Ended 10/31                            to
Per Share Operating Performance (Class Y Shares)             2001               2000               1999           10/31/1998

NET ASSET VALUE, BEGINNING OF PERIOD                        $14.61             $14.00              $12.41           $11.28
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                 (.01)(b)           (.01)(b)             .12(b)           .15(b)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                     (6.62)              1.54                1.56              .98
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             (6.63)              1.53                1.68             1.13
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                          --               (.10)               (.07)              --
------------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                            (.08)              (.82)               (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           (.08)              (.92)               (.09)              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $7.90             $14.61              $14.00           $12.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(C)                                             (45.58)%            11.45%              13.65%           10.02%(D)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions                       1.59%              1.35%               1.20%             .84%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions                       1.60%              1.37%               1.20%             .84%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                 (.06)%             (.09)%               .86%            1.11%(d)
====================================================================================================================================
                                                                                                                 12/30/1997(a)
                                                                          Year Ended 10/31                            to
SUPPLEMENTAL DATA:                                           2001               2000               1999           10/31/1998
NET ASSETS, END OF PERIOD (000)                            $60,227            $79,833             $64,810          $42,770
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                      65.26%             35.14%              75.15%           20.52%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)  Not annualized.



                                                      Financial Information | 19

ADDITIONAL INFORMATION

     More information on each Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT


     Describes the Funds, lists portfolio holding, contains a letter from each Fund's manager discussing recent market conditions and the Funds' investment strategies and contains additional performance information.


STATEMENT OF ADDITIONAL INFORMATION ("SAI")


     Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).


To Obtain Information:

BY TELEPHONE. Call each Fund at: 888-522-2388

BY MAIL. Write to each Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973


VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from the
SEC: www.sec.gov


You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.


                               LORD ABBETT [LOGO]
               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973

Lord Abbett Securities Trust
              Lord Abbett Micro-Cap Growth Fund
              Lord Abbett Micro-Cap Value Fund
              International Series


                                                                        LAMC-Y-1
                                                                        (3/02)



                            SEC FILE NUMBER: 811-7358

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                MARCH 1, 2002

                          LORD ABBETT SECURITIES TRUST
                        LORD ABBETT MICRO-CAP GROWTH FUND
                        LORD ABBETT MICRO-CAP VALUE FUND
                               INTERNATIONAL FUND
                                 CLASS Y SHARES

--------------------------------------------------------------------------------

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with the Prospectus for the Class Y shares of the Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund ("Micro-Cap Growth Fund"), Lord Abbett Micro-Cap Value Fund ("Micro-Cap Value Fund"), and the International Series ("International Fund") (each individually the "Fund", or collectively the "Funds") dated March 1, 2002.


Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


       TABLE OF CONTENTS                                        PAGE

       1.    Fund History                                       2
       2.    Investment Policies                                2
       3.    Management of the Funds                            9
       4     Control Persons and Principal Holders
                of Securities                                   16
       5.    Investment Advisory and Other Services             16
       6.    Brokerage Allocations and Other Practices          17
       7.    Capital Stock and Other Securities                 18
       8.    Purchases, Redemptions and Pricing                 19
       9.    Taxation of the Funds                              20
       10.   Underwriter                                        22
       11.   Performance                                        22
       12.   Financial Statements                               24

                                       1.
                                 FUND HISTORY

Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993 with an unlimited amount of shares of beneficial interest authorized. The Trust has six funds or series, but only shares of Class Y of Micro-Cap Growth Fund, Micro-Cap Value Fund, and the International Fund are described in this Statement of Additional Information.


                                       2.
                              INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions in this Section will be determined at the time of purchase or sale by the Funds.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to policies in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies that may be changed by the Board of Trustees without shareholder approval.

Each Fund may not:

     (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities;

     (4) invest in the securities of other investment companies as defined in the Act, except as permitted by applicable law (International Fund and All Value Fund, an additional series of the Trust, may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

     (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operation, if more than 5% of each Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the
          U. S. Government, its agencies or instrumentalities);

     (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the officers or directors/trustees of the Funds or by one or more of its partners or members or underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of each Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

     (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Funds' Prospectuses and statements of additional information, as they may be amended from time to time; or

     (10) buy from or sell to any of the Funds' officers, directors, employees, or its investment adviser or any of the Funds' officers, directors, trustees, partners or employees, any securities other than its shares.

PORTFOLIO TURNOVER RATE. For the fiscal years ended October 31, 2001 and 2000, the portfolio turnover rate was 80.17% and 103.33% for the Micro-Cap Growth Fund, 52.63% and 82.02% for the Micro-Cap Value Fund, and 65.26% and 35.14% for the International Fund.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following section provides further information on certain types of investments and investment techniques that may be used by each Fund.

BORROWING MONEY. Each Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets. If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CLOSED-END INVESTMENT COMPANIES. Each Fund may invest in shares of closed-end investment companies in the primary or secondary market, if the transaction fee or commission is no greater than the customary broker's fee or commission.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approached or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

DEPOSITORY RECEIPTS. The Funds may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., however, for purposes of the Funds' investment policies, ADRs are not treated as foreign securities.

FOREIGN SECURITIES. Micro-Cap Growth and Micro-Cap Value Funds may invest up to 10% of their net assets in foreign securities which are primarily traded outside the United States. The International Fund may invest all of its assets in foreign securities that are primarily traded outside the United States. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

- Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

- Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

- Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

- Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

- There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

- Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

- Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

- With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may, with Board authorization, engage in futures and options of futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.
     - Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.
     - The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.
     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.
     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES CONTRACTS. Each Fund may, with Board authorization, seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays the good faith deposit described below.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when the Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any futures contracts and have no present intent to do so.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.
     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
     - Certain restricted securities, unless the Board determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Funds may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Funds indirectly will bear their proportionate share of any management fees and other expenses paid by the investment companies in which they invest. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

The International Fund may invest in foreign countries through investment companies. Some emerging countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds that have been specifically authorized. In addition to the additional fees associated with such indirect investments, these investments are subject to the risks of investing in foreign securities.

The Funds may, consistent with their investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Funds may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of the securities of such an investment company may not perfectly parallel the price movement of the underlying index.

SECURITIES LENDING. The Funds may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of the Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. The Funds may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Funds and is acting as a "placing broker." No fee will be paid to affiliated persons of the Funds.

By lending portfolio securities, the Funds can increase their income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

LISTED OPTIONS ON SECURITIES. The Funds may purchase and write national securities exchange-listed put and call options on equity securities. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds may write covered call options that are traded on a national securities exchange with respect to securities in their portfolios in an attempt to increase its income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Funds forgo the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Funds may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Each Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's assets and the covered call options have an aggregate market value of less than 25% of the Fund's net assets.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Funds may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses. The use of options can also increase the Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. The Funds may invest in preferred stock, warrants and rights. Each Fund may invest in rights and warrants to purchase securities, including warrants that are not listed on the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") in an amount not to exceed 5% of the value of the Fund's gross assets. Each Fund will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the NYSE or AMEX, except when they form a unit with other securities. As a matter of operating policy, each Fund will not invest more than 5% of its net assets in rights.

Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than markets for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. The Funds require at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Funds to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Funds and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Funds intend to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. The Funds will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security-to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. A Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open each Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

WHEN ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

TEMPORARY DEFENSIVE INSTRUMENTS. As described in the prospectus the Fund is authorized to invest temporarily a substantial amount, or even all, of its total assets in various short-term fixed income securities to take a defensive position. These securities include:

     - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

     - Repurchase agreements. As described above, repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed-upon price.

                                       3.
                           MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees is responsible for the management of the business and affairs of the Funds in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As discussed fully below, the Board also initially approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser.

The following Trustee is the Managing Partner of Lord, Abbett & Co. ("Lord Abbett"), and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.


NAME AND                               CURRENT POSITION      PRINCIPAL OCCUPATION                  OTHER
DATE OF BIRTH                          LENGTH OF SERVICE     DURING PAST FIVE YEARS                DIRECTORSHIPS
-------------                          -----------------     ----------------------                -------------
ROBERT S. DOW                          Trustee since 1993;   Managing Partner and Chief            N/A
90 Hudson Street                       Chairman and          Investment Officer of Lord Abbett
Jersey City, New Jersey                President since 1996  since 1996.
Date of Birth: 3/8/1945

                      ------------------------------------

The following outside Trustees are also directors or trustees of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.


NAME, ADDRESS AND                      CURRENT POSITION      PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH                          LENGTH OF SERVICE     DURING PAST FIVE YEARS                 DIRECTORSHIPS
-------------                          -----------------     ----------------------                 -------------
E. THAYER BIGELOW,                     Trustee since 1994    Managing General Partner, Bigelow     Currently serves as a
Bigelow Media, LLC                                           Media, LLC (since 2000); Senior       director of Crane Co. and
717 Fifth Avenue, 26th Floor                                 Adviser, Time Warner Inc. (1998 -     Huttig Building Products
New York, New York                                           2000); Acting Chief Executive         Inc.
Date of Birth: 10/22/1941                                    Officer of Courtroom Television
                                                             Network  (1997 - 1998); President
                                                             and Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc.
                                                             (1991 - 1997).

WILLIAM H.T. BUSH                      Trustee since 1998    Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                                   Board of the financial advisory       director of Rightchoice
101 South Hanley Rd, Suite 1025                              firm of Bush-O'Donnell & Company      Managed Care, Inc.,
St. Louis, Missouri                                          (since 1986).                         Mississippi Valley
Date of Birth: 7/14/1938                                                                           Bancorp, DT Industries
                                                                                                   Inc., and Engineered
                                                                                                   Support Systems, Inc.

ROBERT B. CALHOUN, JR.                 Trustee since 1998    Managing Director of Monitor          Currently serves as
Monitor Clipper Partners                                     Clipper Partners (since 1997) and     director of Avondale,
Two Canal Park                                               President of Clipper Asset            Inc., Avondale Mills,
Cambridge, Massachusetts                                     Management Corp., both private        Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                                    equity investment funds (since        Inc., Integrated
                                                             1991).                                Graphics, Inc., and
                                                                                                   Interstate Bakeries Corp.

STEWART S. DIXON                       Trustee since 1993    Partner in the law firm of Wildman,   N/A
Wildman, Harrold, Allen & Dixon                              Harrold, Allen & Dixon (since
225 W. Wacker Drive, Suite 2800                              1967).
Chicago, Illinois
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS                      Trustee since 2001    Chief Executive Officer of Houlihan   Currently serves as
Houlihan Lokey Howard & Zukin                                Lokey Howard & Zukin, an investment   director of Adolph Coors
685 Third Ave.                                               bank (January 2002 to present);       Company.
New York, New York                                           Chairman of Warburg Dillon Read
Date of Birth: 7/30/1947                                     (1999 - 2000); Global Head of
                                                             Corporate Finance of SBC Warburg
                                                             Dillon Read (1997 - 1999); Chief
                                                             Executive Officer of Dillon, Read &
                                                             Co. (1994 - 1997).

C. ALAN MACDONALD                      Trustee since 1993    Retired    -    Special     Projects  Currently serves as
415 Round Hill Road                                          Consulting (since 1992).              director of Fountainhead
Greenwich, Connecticut                                                                             Water Company, Careside,
Date of Birth: 5/19/1933                                                                           Inc., Lincoln Snacks,
                                                                                                   J.B. Williams Co., Inc.
                                                                                                   (personal care products),
                                                                                                   and Seix Fund, Inc.  Seix
                                                                                                   Fund, Inc. is a
                                                                                                   registered investment
                                                                                                   company that is advised
                                                                                                   by Seix Investment
                                                                                                   Advisors Inc. Seix
                                                                                                   Investment Advisors
                                                                                                   Inc.'s Chairman, CEO, and
                                                                                                   Chief Investment Officer
                                                                                                   is married to Robert Dow,
                                                                                                   the Fund's Chairman and
                                                                                                   President and Managing
                                                                                                   General Partner of Lord
                                                                                                   Abbett.

THOMAS J. NEFF                         Trustee since 1993    Chairman of Spencer Stuart U.S., an   Currently serves as
Spencer Stuart, U.S.                                         executive search consulting firm      director of Ace, Ltd. and
277 Park Avenue                                              (since 1976).                         Exult, Inc.
New York, New York
Date of Birth: 10/2/1937

                        --------------------------------

None of the officers listed below have received compensation from the Funds. All the officers of the Funds may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.


                                   CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
NAME AND (DATE OF BIRTH)           WITH FUND            OF CURRENT POSITION       DURING PAST FIVE YEARS
------------------------           ---------            -------------------       ----------------------
Robert P. Fetch (2/18/1953)        Executive Vice       Elected in 1999           Partner and Small-Cap Value Senior
                                   President                                      Investment Manager, joined Lord Abbett in
                                                                                  1995.

Robert I. Gerber (5/29/1954)       Executive Vice       Elected in 2000           Partner and Director of Taxable Fixed Income
                                   President                                      Management, joined Lord Abbett in 1997
                                                                                  formerly Senior Portfolio Manager of Sanford
                                                                                  C. Bernstein & Co. Inc.


Ingrid C. Holm (3/21/1959)         Executive Vice       Elected in 2001           Investment Manager-Global Equity, joined
                                   President                                      Lord Abbett in 2001, formerly International
                                                                                  Portfolio Manager of Batterymarch Financial
                                                                                  Management, Inc. from 2000 to 2001, prior
                                                                                  thereto held various positions at the
                                                                                  Prudential Insurance Company of America.

W. Thomas Hudson, Jr.              Executive Vice       Elected in 1997           Partner and Investment Manager, joined Lord
(12/16/1941)                       President                                      Abbett in 1982.

Stephen J. McGruder (11/14/1943)   Executive Vice       Elected in 1999           Partner and Senior Investment Manager,
                                   President                                      joined Lord Abbett in 1995.

Robert G. Morris (11/06/1944)      Executive Vice       Elected in 1998           Partner and Director of Equity Investments,
                                   President                                      joined Lord Abbett in 1991.

Eli M. Salzmann (3/24/1964)        Executive Vice       Elected in 2000           Partner and Director of Institutional Equity
                                   President                                      Investments, joined Lord Abbett in 1997,
                                                                                  formerly a Portfolio Manager Analyst at
                                                                                  Mutual of America from 1996 to 1997, prior
                                                                                  thereto Vice President at Mitchell
                                                                                  Hutchins Asset Management.

Joan A. Binstock (3/4/1954)        Vice President       Elected in 2000           Partner and Chief Operations Officer, joined
                                                                                  Lord Abbett in 1999, prior thereto Chief
                                                                                  Operating Officer of Morgan Grenfell.

David G. Builder (1/4/1954)        Vice President       Elected in 2001           Equity Analyst, joined Lord Abbett in 1998,
                                                                                  formerly Equity Analyst at Bear Stearns.

Daniel E. Carper (1/22/1952)       Vice President       Elected in 1993           Partner, joined Lord Abbett in 1979.

John J. DiChiaro (7/30/1957)       Vice President       Elected in 2000           Senior Strategy Coordinator-Small Cap
                                                                                  Growth, joined Lord Abbett in 2000, prior
                                                                                  thereto Vice President - Securities Group
                                                                                  of Wafra Investment Advisory Group.

Lesley-Jane Dixon (1/1/1964)       Vice President       Elected in 1999           Equity Analyst, joined Lord Abbett in 1995.

Daniel H. Frascarelli (3/11/1954)  Vice President       Elected in 2001           Investment Manager, joined Lord Abbett in
                                                                                  1990.

Michael S. Goldstein (10/29/1968)  Vice President       Elected in 2000           Fixed Income Investment Manager, joined Lord
                                                                                  Abbett in 1997, prior thereto Assistant
                                                                                  President of Credit Suisse Asset
                                                                                  Management.

Gerard S. E. Heffernan, Jr.        Vice President       Elected in 1999           Research Analyst, joined Lord Abbett in
(9/7/1963)                                                                        1998, prior thereto Portfolio Manager at CL
                                                                                  Capital Management Company.

Paul A. Hilstad (12/13/1942)       Vice  President and  Elected in 1996           Partner and General Counsel, joined Lord
                                   Secretary                                      Abbett in 1995.

Lawrence H. Kaplan (1/16/1957)     Vice  President and  Elected in 1998           Partner and Deputy  General  Counsel,  joined
                                   Assistant Secretary                            Lord  Abbett  in  1997,  prior  thereto  Vice
                                                                                  President   and  Chief   Counsel  of  Salomon
                                                                                  Brothers Asset Management Inc.

Jerald Lanzotti (6/12/1967)        Vice President       Elected in 1999           Fixed Income Investment Manager, joined Lord
                                                                                  Abbett in 1996.

Gregory M. Macosko (3/4/1947)      Vice President       Elected in 1999           Senior Equity Analyst-Small Cap, joined Lord
                                                                                  Abbett in 1996, prior thereto Equity
                                                                                  Analyst and Portfolio Manager at Royce
                                                                                  Associates.

A. Edward Oberhaus, III            Vice President       Elected in 1993           Manager of Equity Trading, joined Lord
(12/21/1959)                                                                      Abbett in 1983.

Tracie E. Richter (1/12/1968)      Vice President       Elected in 2000           Director of Operations  and Fund  Accounting,
                                                                                  joined  Lord  Abbett in 1999,  formerly  Vice
                                                                                  President  - Head of Fund  Administration  of
                                                                                  Morgan  Grenfell  from  1998 to  1999,  prior
                                                                                  thereto Vice President of Bankers Trust.

Christina T. Simmons (11/12/1957)  Vice President and   Elected in 2000           Assistant General Counsel, joined Lord
                                   Assistant Secretary                            Abbett in 1999, formerly Assistant General
                                                                                  Counsel of Prudential Investments from
                                                                                  1998 to 1999, prior thereto Counsel of
                                                                                  Drinker, Biddle & Reath LLP, a law firm.

Christopher J. Towle (10/12/1957)  Vice President       Elected in 1999           Partner and Investment Manager, joined Lord
                                                                                  Abbett in 1987.
Francie W. Tai (6/11/1965)         Treasurer            Elected in 2000           Director of Fund Administration, joined Lord
                                                                                  Abbett in 2000, formerly Manager of Goldman
                                                                                  Sachs from 1997 to 2000, prior thereto
                                                                                  Assistant Vice President of Bankers Trust.

                               -----------------------------------

COMMITTEES
The standing committees of the Board of Trustees are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs, and MacDonald. The Audit Committee provides assistance to the Board of Trustees in fulfilling its responsibilities relating to corporate accounting, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent auditors and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs. Dixon, Hobbs, and Neff, and Mr. Dow. The Proxy Committee assists the Board of Trustees in fulfilling its responsibilities relating to the voting of securities held by the Funds. During the past fiscal year, the Proxy Committee met once.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met four times.
                           --------------------------

APPROVAL OF ADVISORY CONTRACT
At meetings on December 12, 2001, the Board and its outside Trustees considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Trustees had reviewed throughout the course of the year, the Trustees received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

INFORMATION RECEIVED BY THE OUTSIDE TRUSTEES. The materials received by the Trustees included, but were not limited to, (1) information on the investment performance of each Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size,
(3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing each Fund.

In considering whether to approve the continuation of the management agreement, the Board and the outside Trustees did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board and the outside Trustees in connection with their approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board and the outside Trustees considered the investment management services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading. In considering those services, they gave weight to the fact that until June 2001, the International Fund was sub-advised by Fuji -- Lord Abbett International, Ltd.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board and the outside Trustees reviewed each Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board and the outside Trustees also considered whether each Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board and the outside Trustees considered the qualifications of the personnel providing investment management services to each Fund, in light of the fund's investment objective and discipline. Among other things, they considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board and the outside Trustees also considered the changes made by Lord Abbett in the investment management personnel providing services to the International Fund during 2001.

NATURE AND QUALITY OF OTHER SERVICES. The Board and the outside Trustees considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including each Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board and the outside Trustees considered each class' expense ratios and the expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board and the outside Trustees considered the level of Lord Abbett's profits in managing the Funds, including a review of Lord Abbett's methodology for allocating its costs to its management of each Fund. The Board and the outside Trustees concluded that the allocation methodology had a reasonable basis and was appropriate. They considered the profits realized by Lord Abbett in connection with the operation of each Fund and whether the amount of profit is fair for the management of each Fund. They also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to each Fund's business. The Board and the outside Trustees also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board and the outside Trustees considered whether there have been any economies of scale in managing each Fund, whether each Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board and the outside Trustees considered the character and amount of fees paid by each Fund and each Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board and the outside Trustees also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund.

ALTERNATIVE ARRANGEMENTS. The Board and the outside Trustees considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of each Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board and the outside Trustees unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Funds and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Funds for outside Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.


(1)                                 (2)                                (3)
                                                                       FOR YEAR ENDED
                                    FOR FISCAL YEAR ENDED              DECEMBER 31, 2001
                                    OCTOBER 31, 2001                   TOTAL COMPENSATION
                                    AGGREGATE COMPENSATION             PAID BY THE TRUST AND
                                    ACCRUED BY                         THIRTEEN OTHER LORD
NAME OF TRUSTEE                     THE FUNDS(1)                       ABBETT-SPONSORED FUNDS(2)
---------------                     ------------------                 -------------------------
E. Thayer Bigelow                   $1,063                             $86,000
William H.T. Bush                   $1,081                             $87,400
Robert B. Calhoun, Jr.              $1,066                             $86,000
Stewart S. Dixon                    $1,071                             $86,200
Franklin W. Hobbs                   $   848                            $85,000
C. Alan MacDonald                   $1,063                             $86,000
Thomas J. Neff                      $1,056                             $85,000


1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. In addition, $25,000 of each director/trustee's retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan.

2. The third column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2001, including fees directors/trustees have chosen to defer.

            ---------------------------------------------------------

The following chart provides each Trustee's equity ownership of the Funds and ownership of the Lord Abbett-sponsored Funds as of December 31, 2001.


                                   DOLLAR RANGE OF TRUSTEE OWNERSHIP IN THE FUNDS
                                                                                       AGGREGATED DOLLAR RANGE OF
                           MICRO-CAP MICRO-CAP                                          TRUSTEE OWNERSHIP IN LORD
  NAME OF TRUSTEE              GROWTH FUND        VALUE FUND      INTERNATIONAL FUND      ABBETT SPONSORED FUNDS
  ---------------              -----------        ----------      ------------------      ----------------------
  Robert S. Dow               Over $100,000      Over $100,000           None                 Over $100,000
  E. Thayer Bigelow               None               None             $1-$10,000              Over $100,000
  William H. T. Bush              None               None             $1-$10,000            $50,001-$100,000
  Robert B. Calhoun, Jr.          None               None             $1-$10,000              Over $100,000
  Stewart S. Dixon                None               None                None                 Over $100,000
  Franklin W. Hobbs            $1-$10,000         $1-$10,000          $1-$10,000            $50,001-$100,000
  C. Alan MacDonald               None               None             $1-$10,000              Over $100,000
  Thomas J. Neff                  None               None             $1-$10,000              Over $100,000


Note: The dollar amounts shown above include deferred compensation to the Trustees deemed invested in Fund shares. The amounts ultimately received by the directors/trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

                         ------------------------------

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               Control Persons and Principal Holders of Securities

As of February 6, 2002, our officers and trustees, as a group, owned less than 1% of each Fund's outstanding shares of Class Y. As of February 6, 2002, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, there were no record holders that held 5% or more of each Fund's outstanding shares.

                                       5.
                     Investment Advisory And Other Services

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is each Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or trustees of the Trust: Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Robert P. Fetch, Robert I. Gerber, Lawrence H. Kaplan, Paul A. Hilstad, W. Thomas Hudson, Stephen J. McGruder, Robert G. Morris, Eli M. Salzmann, and Christopher J. Towle. The other general partners are: Zane E. Brown, John E. Erad, Daria L. Foster, Michael A. Grant, Robert J. Noelke, R. Mark Pennington, Douglas B. Sieg, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. These fees are allocated among the separate classes based on each Fund's average daily net assets. The annual rate for Micro-Cap Growth Fund and Micro-Cap Value Fund is 1.50% of 1%. The annual rate for the International Fund is .75 of 1%. For the fiscal years ended October 31, 2001 and 2000, the fees for the Micro-Cap Growth Fund amounted to $31,259 and $31,528, and for the Micro-Cap Value Fund amounted to $45,820 and $24,354, respectively. For the fiscal years ended October 31, 2001 and 2000, such fees were waived. For the fiscal years ended October 31, 2001 and 2000, the fees for the International Fund amounted to $1,523,030 and $2,127,038, respectively. Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and or may assume other expenses of the Funds.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust. In accordance with the requirements of Rule 17f-5, the Funds' Board of Trustees have approved arrangements permitting each Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281 are the independent auditors of each Fund and must be approved at least annually by the Board of Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Funds, including the examination of financial statements included in the Funds' Annual Reports to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Funds and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Funds.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

During the fiscal year ended October 31, 2001 and 2000, Micro-Cap Growth Fund and Micro-Cap Value Fund paid total brokerage commission on transactions of securities to independent broker-dealers of $15,065 and $9,254, respectively. For the fiscal years ended October 31, 2001, 2000, and 1999, International Fund paid total brokerage commission on transaction of securities to independent broker dealers of $24,983, $674,190, and $380,452, respectively.

                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. Micro-Cap Growth Fund and Micro-Cap Value Fund each offers investors Class A and Class Y shares to eligible purchasers. International Fund offers five classes of shares, including Class Y. Only Class Y shares for each Fund are offered in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interest of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

Shareholder Liability. Delaware law provides that Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration of Trust, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

                                       8.
                             PURCHASES, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

Under normal circumstance, we calculate the Funds' net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Funds' officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities, not traded on the NASDAQ National Market System, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank chosen by the investment manager. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees. The Board of Trustees will monitor, on an ongoing basis, each Funds' method of valuation.

The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. Our Class Y shares will be offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Funds to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       9.
                              TAXATION OF THE FUND

Each Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund so qualifies, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income. Dividends paid by the Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

Dividends paid by a Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that a Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the character and timing of the recognition of gains and losses by a Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that you will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund. You may be eligible to claim federal income tax credits or deductions for foreign income taxes paid by the International Fund if more than 50 percent of the value of the Fund's total assets at the close of the tax year consists of stocks or securities in foreign corporations, the Fund has distributed at least 90 percent of its investment company taxable income and net tax-exempt interest, and the Fund makes an election to pass through to you the right to take the credit or deduction for foreign taxes (not in excess of the actual tax liability). If the Fund makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemized deductions for federal income tax purposes, you will not be able to deduct your pro rata potion of qualified foreign taxes paid by the Fund, although you will be required to include your share of such taxes in gross income if the Fund makes the election described above. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from the Fund's long-term and short-term capital gains will not be treated as income from foreign sources. If an election is made, the Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign tax sources.

You may be subject to a 30.5% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). The withholding tax is reduced to 30% for dividends, distributions, and payments that are received for tax purposes after December 31, 2001. Generally, you will be subject to backup withholding if a

Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                  UNDERWRITERS

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the exclusive underwriter for the Funds. Each Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to us its best efforts to find purchasers for the shares of the Funds, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption, (or sale) of the Funds shares at the end of the measurement period. The Funds equate the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after-taxes on Fund distributions and redemption (or sale) of the Funds shares at the end of the measurement period. raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such distributions, and (iii) less taxes due on such Fund distributions and a redemption of the Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Funds distributions and a redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation methods described above the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of October 31, 2001, for each Fund, for one year and life of Fund. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g. state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before and after tax returns are provided for Class Y shares for the Funds. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                            1 YEAR          LIFE OF FUND
                                            ------          ------------
Micro-Cap Growth Fund  - Class Y
   Before Taxes                             -11.00%         -2.87%  (07/09/99)
Class Y shares after
   Taxes on Distributions..                 -16.64%         -6.92%
Class Y shares after Taxes
   on Distributions and Sales
    of Fund shares                           -5.44%         -3.84%

Micro-Cap Value Fund  - Class Y
   Before Taxes                             17.48%          22.49%  (07/09/99)
Class Y shares after
Taxes on Distributions                      10.72%          19.11%
Class Y shares after Taxes
   on Distributions and Sales
   of Fund shares                           10.54%          16.50%

International Fund  - Class Y
   Before Taxes                             -45.58%         -6.96%   (12/30/97)
Class Y shares after
   Taxes on Distributions                   -45.65%         -7.68%
Class Y shares after Taxes
   on Distributions and Sales
   of Fund shares                           -27.62%         -5.60%


These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investment for which reliable performance information is available.


                                       12.
                              FINANCIAL STATEMENTS

The financial statement incorporated herein by reference from Lord Abbett Securities Trust's and Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund's and Lord Abbett Micro-Cap Value Fund's 2001 Annual Reports to Shareholders have been audited by Deloitte & Touche LLP, independent auditors, as stated in its reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                          LORD ABBETT SECURITIES TRUST

                                     PART C
                                OTHER INFORMATION

This Post-Effective Amendment No. 36 (the "Amendment") to the Registrant's Registration Statement relates to the following separate series and/or classes of the shares of the Registrant:

         Alpha Series - Classes A, B, C, and P shares
         Lord Abbett All Value Fund - Classes A, B, C, and P shares World Bond-Debenture Series - Classes A, B, C, and P shares International Series - Classes A, B, C, P, and Y shares Lord Abbett Micro-Cap Value Fund - Classes A and Y shares Lord Abbett Micro-Cap Growth Fund - Classes A and Y shares


Item 23.      EXHIBITS

     (a) DECLARATION OF TRUST, AS AMENDED. AMENDMENTS TO DECLARATION OF TRUST DATED JANUARY 17, 2002 AND FEBRUARY 26, 2002 FILED HEREIN.
     (b) BY-LAWS. Amended and Restated By-laws incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on March 1, 2001.
     (c) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Incorporated by reference.
     (d)  INVESTMENT ADVISORY CONTRACTS. Incorporated by reference.
     (e) UNDERWRITING CONTRACTS. DISTRIBUTION AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on March 1, 2001.
     (f) BONUS OR PROFIT SHARING CONTRACTS. Equity Based Plans for Non-Interested Person Directors and Trustees of Lord Abbett Funds. Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on March 1, 2001.
     (g)  CUSTODIAN AGREEMENTS. FILED HEREIN
     (h) OTHER MATERIAL CONTRACTS. TRANSFER AGENCY AGREEMENT. Incorporated by reference.
     (i)  LEGAL OPINION. FILED HEREIN.
     (j)  OTHER OPINION. CONSENT OF PUBLIC AUDITORS. FILED HEREIN.
     (k)  OMITTED FINANCIAL STATEMENTS. Not applicable.
     (l)  INITIAL CAPITAL AGREEMENTS. Incorporated by reference.
     (m)  RULE 12b-1 PLANS.
     (i) Form of Class A 12b-1 Plan incorporated by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement filed on March 15, 2000.
     (ii) Form of Class B 12b-1 Plan Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on March 1, 2001.
     (iii) Form of Class C 12b-1 Plan Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on March 1, 2001.
     (iv) Form of Class P 12b-1 Plan Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on March 1, 2001.
     (n)  FINANCIAL DATA SCHEDULE. Not applicable.
     (o) RULE 18f-3 PLAN. Incorporated by reference to Post-Effective Amendment No 33 to the Registrant's Registration Statement filed on March 15, 2000.
     (p) CODE OF ETHICS. Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on March 1, 2001.

Item 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

              None.

Item 25.      INDEMNIFICATION

              All Trustees, officers, employees and agents of the Registrant are to be indemnified as set forth in Section 4.3 of the Registrant's Declaration of Trust.

              Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

              In addition, the Registrant maintains a Trustees' and officers' errors and omissions liability insurance policy protecting Trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.


Item 26.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

              Lord, Abbett & Co. acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability corporation, serves as their distributor and principal underwriter. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, trustee, officer, employee, or partner of any entity.


Item 27.      PRINCIPAL UNDERWRITERS

(a) Lord Abbett Distributor LLC serves as the principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

              Lord Abbett Affiliated Fund, Inc.
              Lord Abbett Blend Trust
              Lord Abbett Bond-Debenture Fund, Inc.
              Lord Abbett Developing Growth Fund, Inc.
              Lord Abbett Global Fund, Inc.
              Lord Abbett Investment Trust
              Lord Abbett Large-Cap Growth Fund
              Lord Abbett Mid-Cap Value Fund, Inc.
              Lord Abbett Research Fund, Inc.
              Lord Abbett Series Fund, Inc.
              Lord Abbett Tax-Free Income Fund, Inc.
              Lord Abbett Tax-Free Income Trust
              Lord Abbett U.S. Government Money Market Fund, Inc.

         (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. The partners of Lord, Abbett & Co., who are also officers of the Registrant are:

              NAME AND PRINCIPAL            POSITIONS AND OFFICES
              BUSINESS ADDRESS (1)          WITH THE REGISTRANT
              --------------------          -------------------
              Robert S. Dow                 Chairman and President
              Paul A. Hilstad               Vice President & Secretary
              Robert P. Fetch               Executive Vice President
              Robert I. Gerber              Executive Vice President
              W. Thomas Hudson, Jr.         Executive Vice President
              Stephen I. McGruder           Executive Vice President
              Robert G. Morris              Executive Vice President
              Eli M. Salzmann               Executive Vice President
              Joan A. Binstock              Vice President
              Daniel E. Carper              Vice President
              Lawrence H. Kaplan            Vice President and Assistant Secretary
              Christopher J. Towle          Vice President

              The other general partners of Lord Abbett & Co. who are neither officers nor directors of the Registrant are Zane E. Brown, John
              E. Erard, Daria L. Foster, Michael A. Grant, Robert J. Noelke, R. Mark Pennington, Douglas B. Sieg, Edward von der Linde, and Marion Zapolin.

              Each of the above has their principal business address:
              90 Hudson Street, Jersey City, NJ 07302-3973

         (c)  Not applicable


Item 28.      LOCATION OF ACCOUNTS AND RECORDS

              The Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

              Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

              Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.


Item 29.      MANAGEMENT SERVICES

              None


Item 30.      UNDERTAKINGS

              The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

              The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485
(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey on the 28th day of February, 2002.

                                       LORD ABBETT SECURITIES TRUST

                                       BY: /s/ Christina T. Simmons
                                          --------------------------
                                          Christina T. Simmons
                                          Vice President & Assistant Secretary

                                       BY: /s/ Francie W. Tai
                                          --------------------------
                                          Francie W. Tai
                                          Treasurer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURES                                  TITLE                               DATE
----------                                  -----                               ----
                                            Chairman, President
/s/ Robert S. Dow                           and Director/Trustee           February 28, 2002
---------------------------         -----------------------------------
Robert S. Dow

/s/ E. Thayer Bigelow                       Director/Trustee               February 28, 2002
---------------------------         -----------------------------------
E. Thayer Bigelow

/s/ William H. T. Bush                      Director/Trustee               February 28, 2002
---------------------------         -----------------------------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.                  Director/Trustee               February 28, 2002
---------------------------         -----------------------------------
Robert B. Calhoun, Jr.

/s/ Stewart S. Dixon                        Director/Trustee               February 28, 2002
---------------------------         -----------------------------------
Stewart S. Dixon

/s/ C. Alan  MacDonald                      Director/Trustee               February 28, 2002
---------------------------         -----------------------------------
C. Alan MacDonald

/s/ Thomas J. Neff                          Director/Trustee               February 28, 2002
---------------------------         -----------------------------------
Thomas J. Neff



/s/ Christina T. Simmons
-------------------------
Attorney-in-Fact
